                                                                   EXHIBIT 10.13



                      DATA CENTER SPACE LEASE


                              BETWEEN


           TELEHOUSE INTERNATIONAL CORPORATION OF AMERICA
                             (LANDLORD)

                                AND

                           THEGLOBE.COM
                             (TENANT)







                        SITE E/THIRD FLOOR
                         TELEHOUSE CENTER
                         7 TELEPORT DRIVE
                         STATEN ISLAND, NY

                                               Dated: August 24, 1998

                     TABLE OF CONTENTS

                  DATA CENTER SPACE LEASE
                                                                  EXECUTION COPY




ARTICLE I - FUNDAMENTAL LEASE PROVISIONS

1.1 Fundamental Lease Provisions                                        1
1.2 Effect of Reference to a Fundamental Lease Provision                3
1.3 Definitions                                                         3
1.4 Other Interpretive Provisions                                       5


ARTICLE II - PREMISES AND LEASE TERM

2.1     Premises; Rentable Area Calculation                             5
2.1.1   Demise of Premises                                              5
2.1.2   Determination of Rentable Area of the Premises                  5
2.1.3   Appurtenant Facilities                                          6
2.2     Lease Term; Commencement Date                                   6
2.3     Preparation of Premises                                         6
2.4     Failure to Deliver Possession                                   7


ARTICLE III - LIMITATIONS ON LANDLORD'S WORK.OWNERSHIP OF IMPROVEMENTS

3.1     Tenant Improvements                                             7
3.2     Ownership of Improvements                                       7

ARTICLE IV- RENTS

4.1     Rents                                                           8
4.2     Payment of Rents                                                8
4.3     Payment of Base Rent                                            8
4.4     Rent for a Partial Month                                        8
4.5     [Intentionally Omitted.]                                        8
4.6     Interest                                                        8
4.7     Payments Included in Rents                                      8
4.8     Government Rent Restrictions                                    8
4.9     Partial Pavment                                                 9


ARTICLE V - TAX AND OPERATING EXPENSE ADJUSTMENTS

5.1     Tax and Operating Expense Definitions                           9
5.1.1   Lease Year                                                      9
5.1.2   [Intentionally omitted.]                                        9
5.1.3   Taxes                                                           9
5.1.4   [Intentionally omitted.]                                        10
5.1.5   Building Operating Expenses                                     10
5.1.6   Building Operating Expenses- Exclusions                         12
5.1.7   Building Operating Expenses Adjustment                          13
5.2     Payment of Taxes and Building Operating Expenses                13
5.2.1   Payment of Tenant's Share of Taxes                              13
5.2.1.1 Tax Payment and Tax Statement                                   13
5.2.1.2 Adjustments of Tax Payment                                      14
5.2.1.3 Miscellaneous Tax Matters                                       14

                                                                  EXECUTION COPY

5.2.2   Payment of Tenant's Share of Building Operating Expenses            15
5.2.2.1 Operating Expense Statement                                         15
5.2.2.2 Miscellaneous Building Operating Expense Matters                    15
5.2.3   Tenant's Objection to Tax Statement or Operating Expense Statement  15
5.2.4   Arbitration                                                         15

ARTICLE VI - SERVICES AND UTILITIES

6.1     Electricity                                                         17
6.1.1   Direct Supply                                                       17
6.1.2   Additional Electrical Equipment                                     17
6.1.3   Landlord's Consent to Electrical Alterations                        18
6.1.4   [Intentionally Omitted]                                             18
6.1.5   Provision of Emergency Power                                        18
6.2     Water                                                               19
6.2.1   Provision of Water                                                  19
6.2.2   Failure of Water Supply                                             19
6.3     Elevators and Cleaning                                              19
6.4     Heating and Air Conditioning                                        19
6.4.1   Heating                                                             19
6.4.2   Air Conditioning                                                    20
6.4.3   Miscellaneous HVAC Provisions                                       20
6.4.4   Effect on HVAC of Changes in Premises                               20
6.5     Service Interruption                                                20
6.6     Additional Tenant Use                                               21
6.7     Exculpation of Landlord for Utilities                               21
6.8     Access                                                              21
6.9     Communication Facilities                                            21


ARTICLE VII - INSURANCE

7.1     Property Insurance                                                  22
7.2     Liability Insurance                                                 22
7.3     Use of Premises                                                     22
7.4     Waiver of Subrogation                                               22
7.4.1   Waiver Included in Policy                                           22
7.4.2   Landlord's Waiver                                                   23
7.4.3   Tenants' Waiver                                                     23
7.4.4   Limitation on Waiver                                                23
7.5     Policy Requirements                                                 23
7.6     Premium Increase                                                    24


ARTICLE VIII - ALTERATIONS

8.1     Conditions                                                          25
8.1.1   Alterations by Tenant                                               25
8.1.2   Alterations by Landlord                                             25
8.2     Performance                                                         25
8.3     Liens and Violations                                                26
8.3.1   Discharge of Liens and Violations                                   26
8.3.2   Tenant's Right to Contest Liens                                     27
8.4     Labor Conditions                                                    27
8.5     Port Authority's Fee                                                27
8.6     Improvement Fee                                                     27

                                                                  EXECUTION COPY


ARTICLE IX - LANDLORD'S AND TENANT'S PROPERTY


9.1     Tenant's Property                                                  28
9.2     Fixtures                                                           28
9.3     [Intentionally omitted]                                            28
9.4     Abandonment                                                        28
9.5     Taxes on Tenant's Property and Non-Standard Tenant Improvements    29
9.5.1   Taxes on Tenant's Property                                         29
9.5.2   [Intentionally omitted]                                            29

ARTICLE X - REPAiRS AND MAINTENANCE

10.1    Landlord's Obligations                                             29
10.2    Tenant's Obligations                                               29
10.3    Exculpation of Landlord for Repairs                                30
10.4    Notice                                                             30


ARTICLE XI - USE AND COMPLIANCE WITH LAW

11.1    Use                                                                30
11.2    Licenses and Permits                                               30
11.3    Prohibited Uses                                                    31
11.4    Compliance by Tenant                                               31
11.5    Service Contracts                                                  32
11.6    Floor Load                                                         32
11.7    Right of Repossession                                              32
11.8    Rules and Regulations                                              33
11.9    Labor Harmony                                                      33
11.10   Landlord's and Port Authoritv's Consent                            33

ARTICLE XII - RIGHTS OF LANDLORD

12.1    Conduits in Premises                                               33
12.2    Entry by Landlord                                                  33
12.3    [Intentionally omitted]                                            34
12.4    Exhibiting the Premises                                            34
12.5    [Intentionally omitted]                                            34
12.6    Building Name and Address                                          34
12.7    [Intentionally omitted]                                            34
12.8    Security                                                           34
12.9    Other Rights                                                       34

ARTICLE XIII - DAMAGE OR DESTRUCTION

13.1     Restoration                                                       34
13.2     Rent Abatement                                                    35
13.3     [Intentionally omitted]                                           35
13.4     Election to Terminate                                             35
13.4.1   Landlord's Election to Terminate                                  35
13.4.2   Tenant's Election to Terminate                                    35
13.5     Business Interruption                                             35
13.6     Tenant's Property                                                 36
13.7     Waiver                                                            36

ARTICLE XIV - EMINENT DOMAiN

14.1     Complete Taking                                                   36
14.2     Partial Taking                                                    36

                                                                  EXECUTION COPY


14.3    Award                                                           36
14.4    Temporary Taking                                                37

ARTICLE XV - SURRENDER OF PREMISES

15.1    Surrender                                                       37
15.2    Acceptance of Surrender                                         37
15.3    No Merger                                                       38
15.4    No Holding Over                                                 38


ARTICLE XVI - EXCULPATION AND INDEMNIFICATION

16.1    Exculpation                                                     38
16.2    Indemnity                                                       38
16.3    Transfers of Landlord's Interest                                40
16.4    Recourse Limited to Building                                    40
16.5    Responsibility for Infrastructure                               41

ARTICLE XVII - SUBORDINATION AND ATTORNMENT

17.1    Subordination                                                   41
17.2    Election to Subordinate                                         42
17.3    Notice and Cure of Landlord's Default                           42
17.4    Attornment                                                      42
17.5    Requirements of Superior Lessor or Mortgagee                    43
17.6    Compliance With Ground Lease                                    43
17.6.1  Approval of Lease and Sublease By Port Authority                43
17.6.2  Compliance With Ground Lease                                    43

ARTICLE XVIII - QUIET ENJOYMENT

18.1    Quiet Enjoyment                                                 44

ARTICLE XIX - ASSIGNMENTS AND SUBLEASES

1 9.1   [Intentionally omitted]                                         44
19.2    Prohibition                                                     44
19.3    Corporate and Partnership Transactions                          45
19.4    Notice to Landlord                                              45
19.5    [Intentionally omitted]                                         45
19.6    [Intentionally omitted]                                         45
19.7    [Intentionally omitted]                                         45
19.8    Consent by Landlord                                             45
19.9    Miscellaneous                                                   45
19.9.1  General Terms                                                   45
19.9.2  Tenant Remains Liable                                           45
19.9.3  Landlord's Consent Required                                     47
19.9.4  Identification of Landlord                                      47
19.9.5  General Sublease Provisions                                     47
19.9.6  Modification                                                    47
19.10   [Intentionally omitted]                                         48
1 9.1 1 Additional Charges                                              48
19.12   Acceptance of Rent                                              48
19.13   Standards of Landlord's Consent                                 48

ARTICLE XX - ESTOPPEL CERTIFICATES

20.1    Estoppel Certificates                                           49

                                                                  EXECUTION COPY


ARTICLE XXI - [INTENTIONALLY OMITTEDl

ARTICLE XXII - BROKER
22.1    Broker                                                          50


ARTICLE XXIII - CONDITIONAL LIMITATIONS

23.1    Conditional Limitations                                         50
23.1.1  [Intentionally omitted]                                         50
23.1.2  Failure to Pay Rent                                             50
23.1.3  [Intentionally omitted]                                         50
23.1.4  Failure to Perform Under This Lease                             50
23.1.5  [Intentionally omitted]                                         51
23.1.6  Admission of Inability to Pay Debts                             51
23.1.7  Voluntary Proceeding                                            51
23.1.8  General Assignment                                              51
23.1.9  Involuntary Proceeding                                          51
23.1.10 Appointment of Trustee                                          51
23.1.11 Tenant's Acquiescence                                           51
23.1.12 [Intentionally omitted]                                         51
23.1.13 Waste                                                           51
23.1.14 Hypothecation or Assignment                                     51
23.1.15 Service of Notice                                               51
23.1.16 Rent Delays                                                     52
23.1.17 Legal Process                                                   52
23.2    Termination                                                     52
23.3    Remedies and Damages                                            52
23.3.1  Surrender and Re-Entry                                          52
23.3.2  Tenant's Waiver of Notice and Redemption                        53
23.3.3  Damages                                                         53
23.3.4  Rents from Reletting                                            54
23.3.5  Monies Received                                                 54
23.3.6  Equitabie Remedies                                              54
23.4    Waiver of Trial by Jury; Tenant Not to Counterclaim             54
23.5    No Holdover by Tenant                                           54
23.6    Landlord's Right to Cure Defaults                               54
23.7    Effects of Waivers of Default; No Other Waiver                  54
23.8    Election to Terminate                                           55
23.9    Remedies Not Exclusive                                          55
23.10   Payment of Landlord's Expenses                                  55

ARTICLE XXIV- MISCELLANEOUS

24.1    No Recording of Lease                                           55
24.2    Entire Agreement                                                55
24.3    Amendments                                                      56
24.4    Successors                                                      56
24.5    Force Majeure                                                   56
24.6    Post-Termination Obligations                                    56
24.7    Construction on Adjacent Premises                               56
24.8    No Representations by Landlord                                  57
24.9    Landlord's Consent                                              57
24.10   Interpretation                                                  57

                                                                  EXECUTION COPY


24.10.1 Governing Law                                                   57
24.10.2 Invalidity                                                      57
24.10.3 Captions                                                        57
24.10.4 Presumptions                                                    57
24.10.5 Independent Covenants                                           57
24.10.6 Numberand Gender                                                57
24.10.7 Exhibits                                                        57
24.11   Joint and Several Liability                                     57
24.12   Submission of Lease                                             58
24.13   Notices From One Pany to the Other                              58
24.14   Partnership Tenant                                              58
24.15   Pon Authority's Immunity                                        58
24.16   No Discrimination                                               58

ATTACHMENTS

EXHIBIT A  Floor Plans                                                  A-1
EXHIBIT B  Special Site Fitout                                          B-1
EXHIBIT C  TELEHOUSE Tenant Cleaning Specifications                     C-1
EXHIBIT D  Rules and Regulations                                        D-1
EXHIBIT E  Excessive Electricity                                        E-1
EXHIBIT F  Appurtenant Facilities                                       F-1
EXHIBIT Z  Consent Agreement                                            Z-1

                                                                  EXECUTION COPY



                                  THE TELEPORT


                            DATA CENTER SPACE LEASE


                                   ARTICLE I

                          FUNDAMENTAL LEASE PROVISIONS
                          ----------------------------


  SECTION 1    FUNDAMENTAL LEASE PROVISIONS
               ----------------------------


  DATE:                August 12, 1998

  LANDLORD:            TELEHOUSE International Corporation Of America,
                       a Delaware corporation.

  ADDRESS OF THE
  LANDLORD:            7 Teleport Drive
                       Staten Island, New York 10311-1011
                       Attention: Finance Department
                       Telephone: (718) 355-2500
                       Fax:  (718) 355-2517

  TENANT:              theglobe.com

  TENANT'S IDENTITY:   Tenant is a corporation incorporated in the State of
                       Delaware

  ADDRESS OF TENANT:   31 West 21st Street
                       New York, NY 10010
                       Attention: Vance Huntley
                       Telephone: (212) 886-0820
                       Fax: (212) 367-8588
                       email: vance@corp.theglobe.com

PREMISES:              Space consisting of a portion of the third floor in the
                       Building, which space is more particularly indicated by shading on the floor plan annexed hereto as Exhibit "A".

BUILDING:              The data center and office building and underlying land
                       known as TELEHOUSE CENTER and located at 7 Teleport Drive in the Teleport, in the Borough of Staten Island, County of Richmond, City and State of New York, and all rights and interests appurtenant thereto.

BASE RENT:                 $201,538.00 per annum
INITIAL TENANT'S
SHARE OF BUILDING
OPERATING EXPENSE:         $14.50 per square foot of Rentable Area per annum

TENANTS SHARE:             3.57 percent

BASE PERIOD:               The term of the lease commencing on September 1, 1998
                           through August 31, 2001.

LEASE TERM:                The term of this Lease which shall include the Lease
                           Term and any extension or renewals thereof. A period of 3 years (unless terminated earlier pursuant to any of the provisions of this Lease or pursuant to law), commencing as set forth in Section 2.2, plus a stub period of a partial month as necessary in order for the Lease Term to end on the last day of the month.


RECAPTURE
PERCENTAGE:                The Recapture Percentage shall be one hundred percent
                           (100%) unless a different percentage is specified as follows: fifty percent (50%).


FIXED COMMENCEMENT
DATE*:                     September 1, 1998

*Do Not Fill In This Date If An Outside Commencement Date Is Specified Below.

OUTSIDE COMMENCEMENT
DATE**: The Outside Commencement Date is________ days after the date of this Lease.

**Do Not Fill In This Date If A Scheduled Commencement Date Is Specified Above.

RENT COMMENCEMENT
DATE:                      Payment of Base Rent and Additional Rent commences on
                           September 1, 1998.

RENTABLE AREA:             5,411.21 square feet. The useable area is 2,895
                           square feet.

TENANT'S BUSINESS:         Communication related services.

TENANT'S BROKER:           None

ADDRESS OF TENANT'S
BROKER:

       1.2  Effect of Reference to a Fundamental Lease Provision.  Each
            ----------------------------------------------------
reference in this Lease to any of the Fundamental Lease Provisions contained in
Section 1.1 shall be

                                                                  EXECUTION COPY

construed to incorporate all of the terms provided under each such Fundamental Lease Provision.

  SECTION 1.3  DEFINITIONS.  Whenever used in this Lease, the following terms
               -----------
shall have the indicated meanings:

     Additional Rent:  As defined in Section 4.1.
     ---------------
     Alterations:  As defined in Section 8.1.
     -----------
     Appurtenant Facilities:  As defined in Exhibit E.
     ----------------------
     Base Rent:  As defined in Section 4.1.
     ---------
     Building:  As defined in Section 1.1
     --------
     Building Operating Expenses:  As defined in Section 5.1.5.
     ---------------------------
     Business Hours:  As defined in Section 6.3.
     --------------
     Conditional Limitation:  As defined in Section 23.1.
     ----------------------
     Commencement Date:  As defined in Section 2.2.
     -----------------
     Critical Power:  As defined in Section 6.1.5.
     --------------
     Date of the Taking:  As defined in Section 14.1.
     ------------------
     Deficiency:  As defined in Section 23.3.3.
     ----------
     Eminent Domain:  As defined in Section 14.1.
     --------------
     Essential Power:  As defined in Section 6.1.5.
     ---------------
     Expiration Date:  As defined in Section 2.2.
     ---------------
     Force Majeure:  As defined in Section 24.5.
     -------------
     Fundamental Lease Provisions:  Those terms and provisions set forth in
     ----------------------------
     Section 1.1.
     Ground Lease:  That certain Agreement dated as of August 9, 1988 by and
     ------------
     between the Port Authority as landlord and Landlord as tenant.
     Improvements:  As defined in Section 3.2.
     ------------
     Improvement Fee:  As defined in Section 8.5.
     ---------------
     Infrastructure:  Roadways, walkways, landscaping, driveways and other areas
     --------------
     located within the Teleport and used in common by tenants and subtenants of the Teleport.
     Base Rent:  As defined in Section 1.1.
     ---------
     Interest Rate:  As defined in Section 4.6.
     -------------
     Initial Tenant's Share of Building Operating Expenses:   As defined in
     ------------------------------------------------------
     Section 1.1.
     Labor Conditions:  As defined in Section 8.4.
     ----------------
     Landlord:  The party named as "Landlord" in Section 1.1 until a sale,
     --------
     transfer or lease by it and thereafter the Person or Persons who shall, at any given time, be liable for the obligations of Landlord under the provisions of this Lease, as more fully described in Section 16.3.
     Laws:  The terms "law", "laws", "provisions of law," and words of similar
     ----
     import shall mean present and future laws, statutes, ordinances, building and fire codes, rules, regulations, requirements, judgments, rulings, decrees, executive, judicial and other orders and directives of any or all of the federal, state, county and city governments and all agencies, authorities, bureaus, commissions, courts, departments, subdivisions, or offices thereof, and of any other governmental, public or quasi-public authorities (including the board of fire underwriters or other insurance body) having jurisdiction over the Building, and the direction of any public officer pursuant to law, whether now or hereafter in force. References to specific statutes include successor statutes of similar purpose and import.
     Lease Term:  As defined in Section 1.1.
     ----------
     Lease Year:  As defined in Section 5.1.1.
     ----------
     Memorandum of Lease Commencement:  As defined in Section 2.2.
     --------------------------------

                                                                  EXECUTION COPY

     Mortgage:  The term "mortgage" shall include a mortgage or a deed of trust,
     --------
     and the term "holder of a mortgage" or "mortgagee" or words of similar import shall include a mortgagee of a mortgage or a beneficiary of a deed of trust.
     Operating Expense Payment:  As defined in Section 5.2.2.
     -------------------------
     Operating Expense Statement:  As defined in Section 5.2.2.
     ---------------------------
     Partial Lease Year:  As defined in Section 5.1.1.
     ------------------
     Partnership Tenant:  As defined in Section 24.14.
     ------------------
     Permitted Use:  Data processing and data, video and voice communications in
     -------------
     connection   with Tenant's Business, office space and incidental and usual
     activities compatible therewith,   and for no other purpose whatsoever.
     Person:  A natural person, firm, association, corporation, partnership,
     ------
     joint venture, trust or other entity, as the case may be.
     Port Authority:  The Port Authority of New York and New Jersey, a body
     --------------
     corporate and politic created by compact between the States of New York and New Jersey with the consent of the Congress of the United States of America.
     Premises:  As defined in Section 1.1.
     --------
     Recapture Percentage:  As defined in Section 1.1.
     --------------------
     Rents:  As defined in Section 4.1.
     -----
     Rent Commencement Date:  As defined in Section 1.1.
     ----------------------
     Rentable Area:  As defined in Section 1.1.
     -------------
     Repossession Date:  As defined in Section 11.7.
     -----------------
     Rules and Regulations: As defined in Section 11.8.
     ---------------------
     Substantially Complete or Substantial Completion:  As defined in Section
     ------------------------------------------------
     2.3.2.
     Substantial Completion Date:  The date on which the Premises are
     ----------------------------
     Substantially Complete as defined in Section 2.3.2.
     Successor Landlord:  As defined in Section 17.4.
     ------------------
     Superior Interest Holder:  As defined in Section 17.1.
     ------------------------
     Superior Lease:  As defined in Section 17.1.
     --------------
     Superior Lessor:  As defined in Section 17.1.
     ---------------
     Superior Mortgage:  As defined in Section 17.1.
     -----------------
     Superior Mortgagee:  As defined in Section 17.1.
     ------------------
     Taxes:  As defined in Section 5.1.3.
     -----
     Tax Payment:  As defined in Section 5.2.1.1.
     -----------
     Tax Statement: As defined in Section 5.2.1.1.
     -------------
     Telehouse Complex:  The Building together with any other data centers and
     -----------------
     office buildings   owned or operated by Landlord and the underlying land
     located adjacent to the Building in the Teleport.
     Teleport:  The telecommunications facility and related office park
     --------
     developed by the Port   Authority within a portion of the Staten Island
     Industrial Park in the Borough of Staten Island,   County of Richmond, City
     and State of New York, of which the Telehouse Complex is a part.
     Tenant Improvements:  As defined in the Work Letter.
     -------------------
     Tenant's Broker:  As defined in Section 1.1.
     ---------------
     Tenant's Business:  As defined in Section 1.1.
     -----------------
     Tenant Expenses:  As defined in Section 19.11.
     ---------------
     Tenant's Property:  As defined in Section 9.2.
     -----------------
     Tenant's Share:  As defined in Section 1.1.
     --------------
     Tenant's Work:  As defined in the Work Letter.
     -------------
     UPS System:  As defined in Section 6.1.6.
     ----------

                                                                  EXECUTION COPY


     Useable Area:  The floor area of space in the Building in which Tenant
     ------------
     Improvements have been or will be constructed.
     Work Letter:  Exhibit B attached hereto.
     -----------

  SECTION 1.4  OTHER INTERPRETIVE PROVISIONS.  References to "Articles" and
               ------------------------------
  "Sections" shall be to Articles and Sections respectively, of this Lease unless otherwise specifically provided. Any of the terms defined in Sections
  1.1 and 1.3 may, unless the content otherwise requires, be used in the singular or the plural depending on the reference. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Lease. The term "including" shall mean "including, but not limited to", except where the context requires otherwise. Where either Landlord or Tenant is obligated to perform some duty, such obligation shall be at the sole cost and expense of the party so obligated, unless otherwise provided herein. Whenever it is provided in this Lease that a party's consent or approval shall not unreasonably be withheld, such consent or approval shall also not unreasonably be conditioned or delayed.


                                   ARTICLE II

                            PREMISES AND LEASE TERM

  SECTION 2.1  PREMISES; RENTABLE AREA CALCULATION.
               ------------------------------------

       2.1.1  DEMISE OF PREMISES.  Landlord hereby leases to Tenant and Tenant
              ------------------
  hereby hires from Landlord the Premises, pursuant to the provisions of this Lease, together with the nonexclusive right, together with all other lessees and occupants of the Building, to use common areas of the Building (including the Appurtenant Facilities pursuant to Section 2.1.3 hereof) and the Infrastructure, subject to the provisions of this Lease and Landlord's Rules and Regulations (annexed hereto as Exhibit D) and the rules and regulations of the Port Authority (Ground Lease, Exhibit R).

       2.1.2  DETERMINATION OF RENTABLE AREA OF THE PREMISES. If the Rentable
              ----------------------------------------------
  Area of the Premises is reduced in size pursuant to Section 11.7 or as a result of a partial taking in Eminent Domain, all amounts, sums and/or percentages based upon the Rentable Area of the Premises (including amounts, sums and/or percentages based upon the useable area of the Premises), including without limitation, amounts, sums and/or percentages set forth in Sections 1.1 and 4.5 and in any Rider hereto, shall be adjusted by multiplying said amounts, sums and/or percentages by a fraction, the numerator of which shall be the number of square feet of Rentable Area (or useable area depending on the manner in which the percentage is calculated) contained in the Premises, as so determined, and the denominator of which shall be the number of square feet of Rentable Area set forth in Section 1.1 (or in the number of square feet of useable area contained in the Premises on the date of this
  Lease).    Landlord and Tenant shall execute an addendum in a form reasonably acceptable to both landlord and Tenant documentary any such change in Rentable Area. The failure of either party to execute such addendum shall not affect the validity or enforceability of this Lease. The number of square feet of Rentable Area contained in the Premises, as set forth in this Lease, shall for all purposes of this Lease conclusively be

                                                                  EXECUTION COPY

  deemed to be the Rentable Area of the Premises as of the date of this Lease, and Landlord and Tenant shall be responsible for performance of all obligations based upon or calculated from the Rentable Area of the Premises, as so determined, notwithstanding any subsequent remeasurement of the Premises as they exist on the date of this Lease.

       2.1.3  APPURTENANT FACILITIES.  In addition to the Premises, Tenant shall
              ----------------------
  have the right in common with all other lessees and occupants of the Building to use the Appurtenant Facilities located in the Building as described in Exhibit F annexed hereto, subject to payment by Tenant as Additional Rent of Landlord's standard charge for such use.

  SECTION 2.2  Lease Term; Commencement Date.  The "Lease Term" (a) shall
               ------------------------------
  commence on the date (the "Commencement Date") that is (x) the earlier to occur of: (i) the Fixed Commencement Date, if any such date is specified in
  Section 1.1, or (ii) the date on which Tenant, or anyone claiming under or through Tenant, first occupies the Premises, with Landlord's consent and with the Port Authority's certification of occupancy, for the conduct of Tenant's Business, provided, however, that the installation and /or testing of equipment installed by or on behalf of Tenant within the Premises shall not constitute the conduct of Tenant's business for purposes of this Article, but
  (a) in no case prior to the date on which the Port Authority consents to this Lease pursuant to Section 17.6.1 if Landlord and Tenant elect, as set forth in
  Section 17.6.1, to condition commencement on such consent; and (b) shall end at noon on the last day of the Lease Term (the "Expiration Date") unless sooner terminated as hereinafter provided or pursuant to applicable law.
  After the Commencement Date, upon Tenant's or Landlord's request, Landlord and Tenant shall execute a Memorandum of Lease Commencement (the "Memorandum of Lease Commencement") which shall specify the calendar dates of the Commencement Date and the Expiration Date of the Lease Term. The failure by Landlord or Tenant to execute a Memorandum of Lease Commencement when requested by the other party shall not affect the occurrence of the Commencement Date or Expiration Date.

  SECTION 2.3  PREPARATION OF PREMISES.  Landlord has provided the site with
               ------------------------
  Landlord's standard site buildout including:

  . raised floor, drop ceiling, site paining
  . lighting, carpeting of support area
  . critical power, essential power and non-essential power feeder installation . demising walls and interior glass partitions, water protection measures
  . halon and pre-action sprinkler fire protection installation and testing
  . computer room and support office air conditioning, support office heating
  . connection to centralized building monitoring and security system
  . site preparation coordination
  . governmental approvals and scheduling
  . 75 Kva Computer Power Center

  In addition, Landlord has performed certain other site fitout work according to the requirements of the Special Site Fitout Work annexed hereto as Exhibit "B".
  -----------

  SECTION 2.4  FAILURE TO DELIVER POSSESSION.  Except to the extent specifically
               ------------------------------
  provided for in this Article and 17.6.1, Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law and further waives the right to recover any damages that may

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                                                                  EXECUTION COPY

  result from Landlord's failure to deliver possession of the Premises on the Commencement Date. If Landlord shall be unable to give possession of the Premises on the Commencement Date, and provided Tenant is not solely responsible for such inability to give possession, Tenant's obligation to pay Base Rent and Tenant's Share of Taxes and Building Operating Expenses, including Initial Tenant's Share of Building Operating Expenses, and all other additional rent shall not commence until possession of the Premises is given or the Premises are available for occupancy by Tenant, and no such failure to give possession on such date shall in any way affect the validity of this Lease or the obligations of Tenant hereunder or give rise to any claim for damages by Tenant or claim for rescission of this Lease, nor shall the same be construed to extend the Lease Term. The Rent Commencement Date, if any is specified in Section 1.1, shall be adjourned by the number of days between the Commencement Date and the date on which possession is delivered to Tenant. If permission is given to Tenant to enter into possession of the Premises or to occupy space in the Building other than the Premises prior to the Commencement Date, such occupancy shall be deemed to be under all the provisions of this Lease provided, however, the Tenant shall not be obligated to pay base rent or any other rents until the Commencement Date. Notwithstanding anything to the contrary contained herein, Tenant shall have the right to cancel and terminate this Lease by notice to Landlord if possession of the Premises is not delivered to Tenant in accordance with the terms, covenants and conditions of this Lease on or before the date which is forty-five (45) days from the date upon which triplicate originals of this Lease executed by Tenant are delivered to Landlord.



                                  ARTICLE III

           LIMITATIONS ON LANDLORD'S WORK; OWNERSHIP OF IMPROVEMENTS

  SECTION 3.1  Tenant Improvements.  Landlord has completed preparation of the
               --------------------
  Premises in accordance with the provisions of Article III of this Lease and Exhibit "B", Special Site Fitout, and Landlord shall not be further obligated to prepare, alter or improve the Premises.

  SECTION 3.2  OWNERSHIP OF IMPROVEMENTS.  All installations, alterations,
               --------------------------
  additions, substitutions, replacements, betterments or improvements, including Tenant Improvements ("Improvements") upon the Premises, made by either party, including pipes, ducts, conduits, wiring, panelling, non-mobile partitions and railings, shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof; provided, however, that
                                                   --------  -------
  Landlord may elect to have Tenant remove any Improvements, such election to be exercised at the time of consent for such Improvements is given by Landlord. Notwithstanding the foregoing, improvements (i) which are standard and customary installations for data processing and communications occupancy may be left in place by Tenant at the expiration or sooner termination of the term of this Lease, (ii) movable office furniture and equipment and mobile partitions, which have been heretofore installed or which are hereafter installed by Tenant at its expense, shall at all times remain Tenant's Property and may be removed at any time, subject to the provisions of Section
  9.2 and (iii) which have been completed as of the above date of this lease in accordance with provisions of Section 3.1 and Exhibit "B" need not be removed by Tenant because Landlord did not elect to require such removal at the time Landlord consented to the improvements.

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                                   ARTICLE IV

                                     RENTS

  SECTION 4.1  Rents.  Commencing on the Rent Commencement Date and thereafter
               ------
  during the Lease Term, Tenant shall pay to Landlord the following rents for the Premises (collectively, the "Rents"): (a) a base rent per annum (the "Base Rent") in an amount equal to the Base Rent and (b) additional charges ("Additional Rent") consisting of all other sums of money payable by Tenant under the provisions of this Lease.

  SECTION 4.2  PAYMENT OF RENTS.  Tenant shall pay the Rents when due, without
               -----------------
  notice or demand, and without any abatement, deduction or setoff, except for abatements expressly provided for elsewhere in this Lease. Tenant shall pay the Rents to Landlord, or as Landlord may otherwise designate, in lawful money of the United States, at the Address of Landlord or at such other place as Landlord may designate.

  SECTION 4.3  PAYMENT OF BASE RENT.  Tenant shall pay the annual Base Rent in
               ---------------------
  equal monthly installments in advance on the first day of each calendar month included in the Lease Term, except that no Base Rent shall be payable for the portion of the Lease Term occurring prior to the Rent Commencement Date specified in Section 1.1 and as may be extended pursuant to Section 2.4. The first installment of Base Rent shall be paid on the Rent Commencement Date.

  SECTION 4.4  RENT FOR A PARTIAL MONTH.  The Base Rent for any portion of a
               -------------------------
  calendar month included in the month in which the Rent Commencement Date occurs or at the at the end of the Lease Term, shall be prorated in the ratio that the number of days in such portion bears to the number of days in such month. Tenant shall receive a credit against the monthly installment of Base Rent next coming due for any overpayment made in the first installment of Base Rent.

  SECTION 4.5  [INTENTIONALLY OMITTED]
                ----------------------

  SECTION 4.6  INTEREST.  Interest shall accrue on any payment due hereunder at
               --------
  a rate (the "Interest Rate") equal to the lesser of (i) two (2) percentage points above the then current prime rate or reference rate charged by Citibank, N.A. or its successor, from time to time or (ii) the maximum rate of interest chargeable under applicable law. Interest shall accrue on any such payment from and after the tenth (10th) day following the due date thereof.

  SECTION 4.7  PAYMENTS INCLUDED IN RENTS.  All payments to be made hereunder by
               ---------------------------
  Tenant to Landlord, including Base Rent, shall be included in the term "Rents" whenever used in this Lease. All such payments, other than Base Rent, shall be deemed to be Additional Rent hereunder, whether or not designated as such and, unless another time shall be herein expressly provided for the payment thereof, shall be due and payable within thirty (30) days after demand and Landlord shall have the same remedies for failure to pay the Additional Rent as for non-payment of Base Rent.

  SECTION 4.8  Government Rent Restrictions.  If the amount of the Rents payable
               -----------------------------
  under this Lease exceeds that allowed by the terms of any valid government restriction which limits the amount of rent or other charges that a commercial lessor may charge or collect, the amount of

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  Rents payable under this Lease shall be the maximum permitted by such government restriction for the period of time during which such restriction remains in effect. However, all increases in Rents provided for in this Lease shall, to the extent permitted by law, be calculated upon the amount of the Rents that would have been payable in the absence of the government restriction, and, effective as of the expiration of the government restriction, the Rents payable hereunder shall be increased to the amount that would have prevailed had the government restriction never been in effect. Moreover, to the fullest extent permitted by law, on the first due date for an installment of Base Rent following expiration of the government restriction, Tenant shall pay to Landlord, as Additional Rent, an amount equal to the difference between the amount of Rents which Tenant would have paid if the government restriction had not been in force and the amount of Rents actually paid by Tenant during the period in which the government restriction remained in effect.

  SECTION 4.9  PARTIAL PAYMENT.  If Tenant pays a lesser amount than the correct
               ----------------
  amount of Rents due, such payment shall be deemed to be a payment on account. No endorsement or statement on any check or any letter accompanying any check or payment may be deemed to be an accord and satisfaction, but Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance, treat such partial payment as a default or pursue any other available remedy.



                                   ARTICLE V

                     TAX AND OPERATING EXPENSE ADJUSTMENTS

  SECTION 5.1  Tax and Operating Expense Definitions.
               --------------------------------------

       5.1.1  "Lease Year" means a period of twelve (12) consecutive full
              ------------
  calendar months, the first full Lease Year to commence on the July 1 immediately following the Commencement Date (or on the Commencement Date if the Commencement Date is July 1), with each succeeding Lease Year commencing on the anniversary date of such first Lease Year. Any portion of the Lease Term which is less than a full Lease Year, that is, from the Commencement Date (if other than July 1) through the following June 30 and from the last July 1 falling within the Lease Term to the end of the Lease Term (if the Lease Term does not end on June 30), shall be deemed a "Partial Lease Year". Any reference in this Lease to a Lease Year shall, unless the context clearly indicates otherwise, be deemed to be a reference to a Partial Lease Year if the period in question involves a Partial Lease Year.

       5.1.2  [INTENTIONALLY OMITTED.]

       5.1.3  Taxes includes the aggregate amount of all real estate taxes,
              -----
  general or specific assessments and other governmental impositions, duties, charges and levies of every kind, character and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen (including payments in lieu of taxes imposed on Landlord because the Teleport is owned by a public authority), and each and every installment thereof, which shall during the Lease Term, be levied, assessed, imposed, become due and payable, or liens upon, or arise in connection with the use, occupancy or possession of, the Telehouse Complex, the Building or the Premises

                                                                  EXECUTION COPY

  (including any expenses incurred by Landlord (including attorneys' reasonable fees and disbursements, payments to appraisers and fees to experts and other witnesses) in contesting any of the foregoing or contesting the assessed valuation of the Telehouse Complex), and shall include (i) assessments made with respect to any "air" and "development" rights affecting the Telehouse Complex, and (ii) any fee, tax or charge imposed by any governmental authority for any vaults, vault space or other properties within the boundaries of the land underlying the Telehouse Complex, but excluding, however, all penalties and interest thereon and also excluding any water charges, sewer rental, utility taxes and any other costs included in the term "Building Operating Expenses". Nothing in the preceding sentence shall be construed to include as Taxes any inheritance, estate, succession, transfer, gift, gain, franchise, corporation, income or profit tax or capital levy that is imposed upon Landlord. However, if at any time during the Lease Term the methods of taxation prevailing on the date hereof shall be altered so that in lieu of or as a substitute for the whole or any part of the Taxes now levied, assessed or imposed on real estate or upon Landlord with respect to the Telehouse Complex, the Building, or the Premises, there shall be levied, assessed or imposed any other tax, fee, charge, imposition or assessment, however denominated including, (a) a tax on the rents received from such real estate, or (b) a license fee measured by the rents receivable by Landlord from the Telehouse Complex or the Building or the Premises, or (c) a tax or license fee imposed upon Landlord which is otherwise measured by or based in whole or in part upon the Telehouse Complex, the Building or the Premises, or (d) a payment in lieu of taxes, then the same, computed as if the amount of such tax or fee so payable were that due if the Telehouse Complex, the Building or the Premises were the only property of Landlord subject thereto, shall be included in Taxes. Provided, that the Taxes imposed on the Telehouse Complex shall
         --------
  be equitably allocated among all of the buildings (including the Building) within the Telehouse Complex.

       5.1.4  [Intentionally Omitted.]

       5.1.5  BUILDING OPERATING EXPENSES means the aggregate of all costs,
              ---------------------------
  expenses and disbursements of every kind and nature paid or incurred by or on behalf of Landlord or its agent or any contractor employed by Landlord with respect to the operation, repair, cleaning, maintenance, management and security of the Building and the Telehouse Complex, provided that Building Operating Expenses incurred in connection with the operation, repair, cleaning, maintenance, management and security of the Telehouse Complex shall be allocated among all of the buildings (including the Building) located within the Telehouse Complex on an equitable basis as determined by Landlord in its reasonable discretion according to generally acceptable accounting principles. Without in any way limiting the generality of the foregoing, Building Operating Expenses shall include the following:

       (i) salaries, wages, bonuses, fringe benefits and the cost of any pension or retirement plan or of any life or disability or other benefits with respect to the employees of Landlord engaged in the operation, repair, cleaning, maintenance, management and security of the Building at or below the grade of director of operations; provided, that if any such employees of Landlord
                          --------
  provide services for more than one building of Landlord, then a prorated portion of their wages,benefits and taxes shall be included in Building Operating Expenses, based on the portion of their working time devoted to the Building;

       (ii) social security, unemployment and other payroll taxes;

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       (iii) electricity for use in common areas; gas, steam or other fuel;
  operation of elevators and security systems; heating, cooling, air conditioning and ventilating in common areas; hot and cold water, sewer and other utilities; utility taxes, water rates and charges and sewer rental;

       (iv) cleaning (including windows), painting, trash removal, security and other services and replacement of tubes, bulbs, lamps and ballasts required for building standard lighting;

       (v) the cost of all appropriate insurance, required to be carried by Tenant under the Lease, including Workers Compensation, property, casualty, rental or business interruption, liability and fidelity insurance and insurance consultants;

       (vi) repairs and maintenance of the Telehouse Complex and the Building and its systems, not including capital expenditures;

       (vii) landscaping;

       (viii) building and cleaning goods and supplies;

       (ix) the cost of, or rental charges (including interest charges paid by Landlord) for, machinery, equipment, tools, maintenance facilities or systems used in the operation, repair, cleaning, maintenance,management and security of the Building, and any sales and other taxes thereon;

       (x) uniforms and dry cleaning;

       (xi) management fees, or if no management fee is being charged, an amount not in excess of the amount which would be paid for managing a similar data center;

       (xii) service agreements on equipment and service contracts and charges of independent contractors;

       (xiii) telephone, telegraph, fax (or other telecommunication) costs incurred by Landlord in the management and operation of the Building and stationery;

       (xiv) legal, accounting and professional fees and disbursements (other than with respect to Landlord's leasing of space in the Building);

       (xv) costs of capital improvements and replacements which are made after completion of the Building or Telehouse Complex which are intended to reduce Operating Costs, and actually do so by an amount greater than the cost thereof, or which are required by law, amortized over the shortest useful life permitted by the Internal Revenue Code of 1986 for such improvements and replacements, including interest charges paid by Landlord or, in the absence of actual interest, imputed interest at the Interest Rate;

       (xvi) licenses, permits and inspections;

       (xvii) depreciation on personal property, tools and moveable equipment used in the operation repair,cleaning, maintenance, management or security of the Building or the Telehouse

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                                                                  EXECUTION COPY


  Complex or provided by Landlord for the use or benefit of lessees or occupants, including window coverings and carpeting in public corridors;

       (xviii) costs of contesting the validity or applicability of any law if a successful contest would reduce Building Operating Expenses;

       (xix) those taxes, duties, charges, levies and assessments which are expensed as a part of the Building's or the Telehouse Complex's operation, repair, cleaning, maintenance, management and security, but which are not included within Taxes (as defined below), such as sales, use and utility taxes;

       (xx) all expenses and costs incurred by Landlord (other than for capital improvements, which are covered by clause (xv) of this Section) as a result of or in order to comply with applicable laws, including laws pertaining to energy or natural resource conservation or environmental protection (such as the costs of securing alternative sources of utilities, energy or other products or services and the costs of making the Building, the Premises or the Telehouse Complex compatible with the use of such alternative sources);

       (xxi) all charges, taxes, surcharges, assessments or penalties imposed by any government agency or public utility as a means of conserving or controlling the consumption of water, gas, electricity, energy sources or other natural resources;

       (xxii) all charges imposed by the Port Authority with respect to the operation, repair, cleaning, maintenance, management and security of the Teleport or the Infrastructure for which Landlord is obligated to pay under the Ground Lease;

       (xxiii) rent (excluding annual basic ground rent, basic operating expense rental and additional operating expense rental) payable to the Port Authority under the Ground Lease; and

       (xxiv) any and all other costs and expenses of any kind or nature paid in connection with the operation, repair, cleaning, maintenance, management and security of the Building, or the Premises.

       5.1.6  BUILDING OPERATING EXPENSES-EXCLUSIONS.  The term Building
              --------------------------------------
  Operating Expenses excludes:

       (i) expenses relating to leasing space in the Building and the Telehouse Complex (including tenant improvements, leasing commissions and advertising expenses);

       (ii) legal charges incurred for collection of accounts, or negotiation of leases, or relating to disputes between Landlord and other lessees and occupants of the Building or the Telehouse Complex;

       (iii) the cost of electricity and other utilities and services furnished directly to the Premises or to space leased to other lessees and occupants to the extent that such lessees and occupants pay for such utilities and services directly or reimburse Landlord for such costs other than as provided in this
  Article V;

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                                                                  EXECUTION COPY


       (iv) the cost of repairs or replacements incurred by reason of fire or other casualty or Eminent Domain to the extent to which Landlord has actually received compensation therefor through proceeds of insurance, or would have received proceeds if Landlord carried required insurance or condemnation awards;

       (v) taxes;

       (vi) depreciation (other than on personal property, tools and moveable equipment as described in Clause (xvii) of Section 5.1.5 above), and interest and principal on mortgages encumbering the Building, the TELEHOUSE Complex, or Landlord's interest under the Ground Lease;

       (vii) telephone, telegraph, fax or other telecommunication costs incurred by lessees and occupants of the Telehouse Complex or the Building;

       (viii) costs and expenses otherwise includable in Building Operating Expenses, to the extent that Landlord is reimbursed from other sources for such costs and expenses;

       (ix) salaries, wages, bonuses, fringe benefits and the cost of any pension or retirement plan or of any life or disability or other benefits with respect to the employees of Landlord above the grade of director of operations;

       (x) annual basic ground rent payable to the Port Authority under the Ground Lease and payments under any mortgage encumbering the Building and/or the estate created by the Ground Lease; and

       (xi) costs of performing work or furnishing services for tenants other than this Tenant at the Landlord's expense.

  It is the intention of the parties that Tenant shall not be required to make duplicate payments of any Building Operating Expense item, if such payment was made in relation to the item pursuant to any other provision of this Lease; nor shall Tenant be required to pay any item as an Building Operating Expense to the extent Landlord is reimbursed for such item, whether by another tenant, through insurance proceeds or otherwise.

       5.1.7  BUILDING OPERATING EXPENSES ADJUSTMENT.  If during all or part of
              ---------------------------------------
  any Lease Year the Rentable Area of the Building is not fully occupied by tenants, the Building Operating Expenses for such Lease Year shall be adjusted to reflect the Building Operating Expenses which would have been payable had the Building been fully occupied throughout such Lease Year.

  SECTION 5.2  PAYMENT OF TAXES AND BUILDING OPERATING EXPENSES.  Landlord shall
               -------------------------------------------------
  pay all Taxes and Building Operating Expenses and Tenant shall reimburse Landlord for Tenant's Share thereof, in accordance with this Section 5.2.

       5.2.1  PAYMENT OF TENANT'S SHARE OF TAXES.
              -----------------------------------

       5.2.1.1  TAX PAYMENT AND TAX STATEMENT.  Tenant shall pay to Landlord as
                ------------------------------

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                                                                  EXECUTION COPY

  Additional Rent, an amount equal to Tenant's Share of Taxes for any Lease Year or Partial Lease Year in the manner set forth in this Section 5.2.1. At any time during or after a Lease Year, Landlord may render to Tenant a statement (the "Tax Statement") showing (a) the Taxes for the Lease Year and (b) Tenant's Share of any such Taxes (the "Tax Payment"). Tenant shall pay to Landlord, in (2) equal installments, in advance, on June 1 and December 1 of each year, the Tax Payment shown on the Tax Statement. If the taxing authority changes the number or amount of installments of Taxes or the dates on which Taxes are required to be paid, then the amounts or the due dates of the installments of the Tax Payment shall be correspondingly revised so that the Tax Payment (or the installments thereof) will be due not more than thirty
  (30) days prior to the date the corresponding payment is due to such authority. If any additional Taxes are imposed during any Lease Year or if any Tax Statement contains an error, Landlord may at any time deliver revised Tax Statements to Tenant, and the provisions of this Section 5.2.1.1 regarding the timing of the Tax Payment shall apply to such revised Tax Statements. Landlord's failure to render a Tax Statement during any Lease Year or failure to make a demand under this Section 5.2.1 shall not prejudice Landlord's right to render a Tax Statement with respect to such Lease Year during any subsequent Lease Year or with respect to any subsequent Lease Year, and shall not affect Tenant's obligation to pay the Tax Payment for such Lease Year or act as a waiver of any kind. Whenever so requested, but not more than once a year, Landlord shall furnish Tenant with a reproduced copy of the tax bill for the Taxes for the current or next succeeding Lease Year, if theretofore issued by the taxing authority.

       5.2.1.2  ADJUSTMENTS OF TAX PAYMENT.  The Tax Payment shall be prorated
                --------------------------
  for any Partial Lease Year in which the Lease Term shall commence or end. If a Tax Statement is furnished to Tenant after the commencement of the Lease Year in respect of which such Tax Statement is rendered, Tenant shall, within thirty (30) days after receipt, pay to Landlord the amount shown thereon. If, after Tenant shall have made a Tax Payment and regardless of whether this Lease shall have terminated, Landlord shall receive a refund of any portion of the Taxes on which such payment shall have been based, Landlord shall have the option either to pay to Tenant Tenant's Share of the net refund after deduction of all expenses (including, but not limited to, attorneys' and appraisers' fees and disbursements and witnesses' fees) incurred by Landlord in connection with obtaining the refund or to credit such sum against subsequent Tax Payments; provided, however, that Tenant's Share of such refund
                           --------  -------
  shall be limited to the amount, if any, which Tenant had theretofore paid to Landlord in respect of Taxes for such Lease Year.

       5.2.1.3  MISCELLANEOUS TAX MATTERS.  Tenant shall receive Tenant's Share
                --------------------------
  of any discount that Landlord may receive by virtue of any early payment of Taxes or on account of any exemption or abatement of Taxes, and Taxes shall be calculated by taking such discounts into account. Subject to the second sentence of Section 5.1.7, Taxes shall be computed initially on the assessed valuation in effect at the time the Tax Statement is issued to Tenant, regardless of any then pending proceeding for reduction of such assessed valuation. Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the Telehouse Complex or the Building or contest any item comprising Taxes. Notwithstanding the foregoing, Tenant shall have the right to participate in, at Tenant's sole cost and expense, or maintain, at Tenant's sole cost and expense, appropriate proceedings to seek reduction of any Tax imposed on Tenant's property under the provisions of the New York State Tax Law imposing a tax on telecommunications equipment or other Tenant's property. Tenant's liability for any Tax Payment due under this Section 5.2.1 shall survive the expiration or earlier termination of this Lease, and shall be payable within thirty (30) days after demand therefor following such expiration

                                                                  EXECUTION COPY

  or termination. In no event shall any adjustment of any Tax Payment hereunder result in a decrease in Base Rent.

       5.2.2  PAYMENT OF TENANT'S SHARE OF BUILDING OPERATING EXPENSES.
              ---------------------------------------------------------

       5.2.2.1  OPERATING EXPENSE STATEMENT.  Tenant shall pay to Landlord as
                ----------------------------
  Additional Rent an amount equal to Tenant's Share of Building Operating Expenses for any Lease Year or Partial Lease Year in the manner set forth in this Section 5.2.2. Promptly after the commencement of each Lease Year, Landlord shall submit to Tenant a statement (the "Operating Expense Statement") setting forth Landlord's estimate of Building Operating Expenses for such Lease Year and indicating Tenant's Share of the estimated Building Operating Expenses. For the first Lease Year, Tenant's Share of estimated Building Operating Expenses is set forth in Section 1.1 as the Initial Tenant's Share of Building Operating Expenses (the "Operating Expense Payment"). Landlord's failure to render an Operating Expense Statement during any Lease Year or failure to make a demand under this Section 5.2.2 shall not prejudice Landlord's right to render an Operating Expense Statement with respect to such Lease Year during any subsequent Lease Year or with respect to any subsequent Lease Year, and shall not affect Tenant's obligation to pay Tenant's Share of such Building Operating Expenses for such Lease Year or act as a waiver of any kind. Within thirty (30) days of receipt of an Operating Expense Statement, Tenant shall pay to Landlord a sum equal to one-twelfth (1/12th) of such estimated Building Operating Expenses multiplied by the number of months (including any partial months) to and including the then current month which have elapsed since the commencement of such Lease Year, less the aggregate of any payments made on account of Building Operating Expenses made since the commencement of such Lease Year pursuant to this
  Section 5.2.2; and, thereafter, commencing with the first day of the month following the furnishing to Tenant of an Operating Expense Statement and continuing monthly on the first day of every month thereafter until rendition of the next succeeding Operating Expense Statement, Tenant shall pay an amount equal to one-twelfth (1/12th) of Tenant's Share of such estimated Building Operating Expenses.

       5.2.2.2  MISCELLANEOUS BUILDING OPERATING EXPENSE MATTERS.  Tenant's
                -------------------------------------------------
  liability for Tenant's Share of Building Operating Expenses due under this
  Section 5.2.2 shall survive the expiration or earlier termination of this Lease, and shall be payable within thirty (30) days after demand therefore following such expiration or termination. In no event shall the Base Rent ever be reduced by the operation of any provision of this Section 5.2.2.

       5.2.3  TENANT'S OBJECTION TO TAX STATEMENT OR OPERATING EXPENSE
              --------------------------------------------------------
  STATEMENT.  Any Tax Statement or Operating Expense Statement shall be
  ----------
  conclusively binding upon Tenant unless (a) Tenant shall send Landlord a notice within one hundred and eighty (180) days of receipt thereof stating that Tenant objects to Landlord's determination therein of (i) the Tax Payment or (ii) the Operating Expense Payment, and specifying the reasons for such objection and further stating that Tenant desires to make the examination permitted by this Section 5.2.3, and (b) within sixty (60) days after the examination in clause (a) above, Tenant shall give Landlord a notice that it still disputes Landlord's determination of such Tax Payment or Operating Expense Payment, as the case may be, specifying with reference to the particular books and records of Landlord, the particular respects in which such Tax Statement or Operating Expense Statement is claimed to be inaccurate and that it requests that such dispute be determined by arbitration pursuant to Section 5.2.4. of this Lease.

                                                                  EXECUTION COPY


       From and after the date of Tenant's notice under clause (a) above until the expiration of the time period within which Tenant may send its notice under clause (b) above, Landlord shall afford Tenant or its representatives the right on as many occasions as shall be reasonably necessary to examine (and make extracts from and copies of Landlord's books, records and all other data relating to the operation, repair, cleaning, maintenance, management and security of the Building. Each time Tenant desires to make any such examination, it shall give reasonable advance notice to Landlord of the date on which it will conduct such examination. Tenant shall conduct such examination at the business office of Landlord during the normal business hours of such office. Tenant shall maintain all information obtained in the course of such examination in strict confidence.

       No dispute by Tenant shall excuse or abate Tenant's obligation to make the payments required by this Section 5.2 pending resolution of Tenant's objection. Any dispute by Tenant shall be determined by arbitration pursuant to Section 5.2.4.

       If the Tax Payment for such Tax Year or the Operating Expense Payment for such Lease Year, as determined by such arbitration (or settlement), is more or less than the amount thereof indicated in the Tax Statement or the Operating Expense Statement, as the case may be, Tenant shall pay to Landlord any difference in Landlord's favor, and Tenant shall receive a credit against the next installments of Additional Rent in respect of Taxes or Operating Expenses, as the case may be (or, following the expiration of the Term, a refund), for any difference in Tenant's favor; provided, that if any Rents are
                                                 --------  ----
  due and owing to Landlord under this Lease, Landlord may apply such credit against any such Rents due and owing.

       5.2.4  Arbitration.  Any dispute under Section 5.2.3 shall be determined
              -----------
  by arbitration conducted in New York, New York in accordance with the rules of the American Arbitration Association (or its successor) by a panel of three
  (3) arbitrators. Each arbitrator shall be an independent certified public accountant who is an employee or member of an accounting firm national in scope. Tenant shall designate an arbitrator meeting the foregoing requirements in its written notice requesting arbitration made pursuant to
  Section 5.2.3. Landlord shall, by written notice to Tenant, designate a second arbitrator meeting the foregoing requirements within thirty (30) days after receipt of Tenant's notice. Within thirty (30) days after Landlord's notice to Tenant, the two arbitrators so designated shall select the third arbitrator, and if they do not do so, the third arbitrator shall be selected by the American Arbitration Association. Landlord and Tenant shall execute all documents and do all other things necessary to submit the dispute to arbitration pursuant to this Section 5.2.4. A judgment or order may be entered in any court of competent jurisdiction based upon an arbitration award made in an arbitration pursuant to this Section 5.2.4. The costs and expenses of arbitrations shall be shared equally between Landlord and Tenant, but each party shall be responsible for its own costs and expenses and the fees and expenses of its own witnesses and counsel and the arbitrator designated by it. The arbitrators shall have the right to consult experts in the matter under arbitration; provided, that such consultations shall be made only after ten
               --------  ----
  (10) days' prior notice to Landlord and Tenant and only in their presence, with full right on their part to cross-examine such experts. The arbitrators' decision and award shall be in writing and counterpart copies thereof shall be delivered to Landlord and Tenant. In rendering their decision and award, the arbitrators shall have no power to vary, modify or amend any provision of this Lease.

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                                                                  EXECUTION COPY




                                   ARTICLE VI

                             SERVICES AND UTILITIES
                             ----------------------

  SECTION 6.1  ELECTRICITY.
               ------------

       6.1.1  DIRECT SUPPLY.  Electrical power shall be furnished directly to
              --------------
  the Premises by the Port Authority for so long as the Port Authority provides electrical power to the Building, and Tenant shall obtain electrical power directly from the Port Authority. The costs of such service (which shall be at least one hundred fifteen percent (115%) of the cost to the Port Authority of the same quantity of electrical power) shall be paid by Tenant directly to the Port Authority on such terms and conditions as the Port Authority may establish. Notwithstanding the foregoing, if Tenant's consumption of electrical power exceeds the standard of forty (40) Volt-Amps per square foot of Useable Area, Tenant shall pay as Additional Rent an amount calculated according to the Excessive Electricity Schedule annexed hereto as Exhibit "F".
                                                                    -----------

       6.1.2  ADDITIONAL ELECTRICAL EQUIPMENT.  If Tenant from time to time
              --------------------------------
  shall require additional electrical power for use in the Premises in excess of the quantity being previously supplied to the Premises, Tenant may obtain such additional electrical power from the Port Authority so long as Tenant's use of electrical power will not exceed the capacity of existing feeders to the Building or the risers, conduits, transformers, cables, switches, meters, switchboards or wiring installations and Tenant's use of electrical power will not, in Landlord's reasonable judgment, overload such installations or interfere with the use thereof by other lessees and occupants of the Building. If, in Landlord's reasonable judgment, such excess requirements cannot be furnished unless additional risers, conduits, feeders, transformers, cables, switches, meters, switchboards or installations are installed in the Premises or the Building, Landlord, upon written request of Tenant, will, to the extent that such excess requirements can in Landlord's reasonable opinion be practically and safely met without undue interference with the use and occupancy of other lessees and occupants, proceed with reasonable diligence to install such additional risers, conduits, feeders, transformers, cables, switches, meters, switchboards or installations provided the same and the use thereof (i) shall be permitted by the Port Authority, (ii) shall not cause permanent damage to the Building or the Premises or create a dangerous condition or entail unreasonable Alterations or unreasonably interfere with, or disturb other lessees or occupants of the Building or increase the premiums for any insurance on the Building, and (iii) shall comply with applicable laws; but no risers, conduits, feeders, transformers, cables, switches, meters, switchboards or installations may be installed without Tenant's first submitting plans and obtaining the prior written consent of Landlord (which shall not be unreasonably withheld) and the Port Authority. Tenant shall pay all costs and expenses incurred by Landlord in connection with such installation of additional risers, etc., within thirty (30) days after receipt of an invoice and documentation substantiating all charges. All meters and all panel boards, feeders, risers, wiring, transformers, switches, switchboards and other conductors or equipment required for the Premises to receive electrical power directly from the Port Authority and/or public utility shall be installed by Landlord at Tenant's expense, the amount of which shall be equal to the direct, out-of-pocket costs and expenses actually incurred by Landlord, plus the Landlord's Improvement Fee as described in
  Section 8.6. Notwithstanding the above, Landlord agrees that the installation of a second CPC/PDU, as necessary to accommodate up to 105 cabinets will be acceptable.

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                                                                  EXECUTION COPY



       6.1.3  LANDLORD'S CONSENT TO ELECTRICAL ALTERATIONS.  In order that
              --------------------------------------------
  Landlord may at all times have all necessary information that it requires to maintain and protect its equipment, Tenant agrees that Tenant will not make any alteration of or addition to, the electrical equipment or wiring in the Premises without the prior written consent in each instance of Landlord (which shall not be unreasonably withheld) and, if required, of the Port Authority.

       6.1.4  [INTENTIONALLY OMITTED]
              -----------------------

       6.1.5  PROVISION OF EMERGENCY POWER.  Except as provided in this Section
              ----------------------------
  6.1.5, Landlord shall not be liable in any way to Tenant for any failure, inadequacy or defect in the supply or character of electrical power furnished to the Premises caused by any applicable law or any act or omission of the Port Authority or for any other reason not attributable to the gross negligence or willful misconduct of Landlord. However, in the event of an interruption in the electrical power furnished by the Port Authority, Landlord shall furnish emergency electrical power to the Premises as follows:

       (i) Landlord shall provide to the Premises an emergency power system consisting of (a) four diesel generators located in the Building equipped with a 48-hour capacity fuel tank, and (b) an uninterruptable power source ("UPS
                                                                         ----
  System") with batteries which operate to provide electrical power from the
  -------
  time of the interruption in the Port Authority's service until the generators are operating, but not exceeding fifteen (15) minutes.

       (ii) Landlord shall operate the emergency power system to provide two categories of electrical power to the Premises. The first category, referred to as "Essential Power", is electrical power in quantity at least equal to one-half (1/2) of the quantity of electrical power normally consumed by Tenant during the time of year in which the interruption occurs in Tenant's operation of its lighting and air-conditioning equipment for office space. The second category, referred to as "Critical Power", is electrical power in quantity at least equal to the quantity of electrical power normally consumed by Tenant during the time of year in which the interruption occurs in Tenant's operation of its computers in the Premises.

  Provided, that Landlord shall use its best efforts to furnish both Essential
  --------
  Power and Critical Power to the Premises at all times during any interruption of the Port Authority's service, but Landlord shall not be liable to Tenant for any loss, liability, damage or expense which Tenant may sustain or incur if (i) all or part of the emergency power system fails to operate or (ii) the electrical power supplied to the Premises by Landlord's emergency power system is interrupted due to an event of Force Majeure or otherwise or (iii) the quantity or character of electrical power supplied by Landlord's emergency power system changes or is no longer available or suitable for Tenant's requirements, except for actual damage suffered by Tenant and resulting from Landlord's willful misconduct or gross negligence, and then only after actual notice thereof to Landlord and Landlord's failure to cure within a reasonable time. Notwithstanding anything to the contrary contained in this Section 6.1.5, in no event shall Landlord be liable to Tenant or any third Person for consequential damages. Provided, further, that Landlord will maintain in good working order and condition all equipment and conductors required to furnish the Premises with normal and emergency electrical power; will not interrupt or diminish electrical power supplied to the Premises unless required due to an emergency, and will use its best efforts to notify Tenant not less than five
  (5) business days in advance of an anticipated or planned interruption or diminution of power

                                                                  EXECUTION COPY

  furnished to the Premises. In the event that the supply of electrical power to the Premises is interrupted by any cause except Tenant's acts or omissions, and such interruption results in the shut down of Tenant's computer and/or communications equipment in the Premises and prevents Tenant from engaging in its business for a period in excess of one hour in any calendar day, then the Base Rent and Tenant's Share of Building Operating Expenses shall be abated for such calendar day.

  SECTION 6.2  WATER.
               -----

       6.2.1  PROVISION OF WATER.  Landlord shall provide hot and cold water for
              ------------------
  ordinary lavatory and drinking purposes only in the common areas. Additionally, Landlord shall provide chilled water to the Premises as necessary for the cooling of the computer and/or communications equipment therein and for conditioning air for office space cooling.

       6.2.2  FAILURE OF WATER SUPPLY.  Except as provided in this Section
              -----------------------
  6.2.2, Landlord shall not be liable to Tenant for any loss, liability, damage or expense which Tenant may sustain or incur by reason of any failure, inadequacy or defect in the supply or character of water furnished to the Premises or the common areas except for actual damage suffered by Tenant by reason of any such failure, inadequacy or defect caused by the gross negligence or willful misconduct of Landlord, and then only after actual notice thereof to Landlord and Landlord's failure to cure within a reasonable time, and in no event shall Landlord be liable to Tenant or any third Person for consequential damages. In the event that the supply of chilled water for cooling the computer and/or communications equipment in the Premises is interrupted by any cause except Tenant's acts or omissions, and such interruption results in the shut down of Tenant's computer and/or communications equipment in the Premises and prevents Tenant from engaging in its business for a period in excess of one hour in any calendar day, then the Base Rent and Tenant's Share of Building Operating Expenses shall be abated for such calendar day.

  SECTION 6.3  ELEVATORS AND CLEANING.  Landlord shall (i) provide necessary
               ----------------------
  passenger elevator service on a 24-hour basis each day and shall provide freight elevator service and loading dock service on business days from 8:00 o'clock a.m. to 6:00 o'clock p.m. and on Saturdays from 8:00 o'clock a.m. to 1:00 o'clock p.m. (collectively, "Business Hours") and (ii) provide office and window cleaning services, and remove Tenant's ordinary office refuse and rubbish, all pursuant to the Cleaning Specifications provided in Exhibit "C"
                                                                   -----------
  annexed hereto. Landlord shall not be required to provide janitorial services for portions of the Premises used for computer operations or for storage. The terms "Business Days" and "Saturdays" as used in this Section 6.3 and in
  Section 6.4 shall not include Sundays or Federal or New York State legal holidays. Landlord shall have the right to make reasonable changes in the operation of the elevators or the loading dock in the Building and shall have the right to discontinue, temporarily or permanently, the use of any one or more cars in any of the banks of elevators provided reasonable elevator service is furnished to the Premises as above provided.

  SECTION 6.4  HEATING AND AIR CONDITIONING.
               ----------------------------

       6.4.1  HEATING.  Landlord shall, through the heating equipment of the
              -------
  Building, furnish the common areas of the Building with heat sufficient in Landlord's reasonable judgment for comfortable occupancy of the common areas between October 1st and May 14th. Tenant shall be responsible for providing heating to the Premises.

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                                                                  EXECUTION COPY


       6.4.2  AIR CONDITIONING.  Landlord shall, through the air conditioning
              ----------------
  equipment of the Building, furnish the common areas of the Building with air conditioning sufficient in Landlord's reasonable judgment for comfortable occupancy of the common areas between May 15th and September 30th. Tenant shall be responsible for providing air conditioning to the Premises.

       6.4.3  MISCELLANEOUS HVAC PROVISIONS.  Any heating, ventilating or air
              -----------------------------
  conditioning equipment required by Tenant for the proper operation of Tenant's computer or for the comfortable occupancy by Tenant of the Premises and any utilities required for the operation of such equipment shall be furnished, installed, maintained and obtained by Tenant, at Tenant's sole cost, in accordance with the applicable provisions of this Lease and Exhibit "B". Landlord shall not be required to provide any heat, ventilating or air conditioning to the Premises other than conditioned fresh air as required by applicable law. Landlord and Tenant shall at all times cooperate fully with each other, and Tenant shall abide by all the Rules and Regulations which Landlord may reasonably prescribe or which the Port Authority may prescribe for the proper functioning of the Building's heating, ventilating and air conditioning system. Landlord upon reasonable notice (except in emergency) shall have free and unrestricted access to any and all heating, ventilating and air conditioning facilities in the Premises.

       6.4.4  EFFECT ON HVAC OF CHANGES IN PREMISES.  Tenant understands that
              -------------------------------------
  (i) any occupancy of the Premises, in whole or in part, for any purpose other than the Permitted Use or (ii) any rearrangement of partitioning which interferes with normal operation of the Building's heating, ventilating and air conditioning system, may require changes or alterations in said system or in the ducts through which the system operates, and Tenant accordingly agrees that any changes or alterations so occasioned shall be made only with the prior written consent of Landlord which Landlord will not unreasonably withhold (and the consent of the Port Authority), and shall be done by Tenant at Tenant's expense, and otherwise subject to the provisions of Article VIII, to the extent applicable.

  SECTION 6.5  SERVICE INTERRUPTION.  Landlord reserves the right to interrupt,
               --------------------
  curtail, stop or suspend service or operation of the heating, air conditioning, elevator, plumbing, mechanical and electrical systems when Landlord is required to do so because Landlord has been mandated by law to adhere to a recognized energy, water or other resource conservation program promulgated by any governmental or quasi-governmental agency, bureau, board, commission, department, office or other division thereof. Landlord may take such action as it deems appropriate to comply with any such program, including making Alterations to the Building or Premises, provided such actions do not adversely affect Tenant's use and occupancy of Premises. Landlord agrees, however, that it will use its best efforts to minimize interference with Tenant's use of the Premises in effecting such and that Landlord diligently will prosecute same to completion. Landlord agrees that it will not apply the restrictions of such program to Tenant on a discriminatory basis. Subject to the provisions of Section 6.1.5, Landlord reserves the right without liability to Tenant to interrupt, curtail, stop or suspend service or operation of the heating, air conditioning, elevator, plumbing, mechanical and electrical systems, when necessary by reason of accident, or emergency, or for repairs or Alterations desirable or necessary in the reasonable judgment of Landlord to be made, until said repairs or Alterations shall have been completed.
  Landlord agrees, however, that it will use its best efforts to minimize interference with Tenant's use of the Premises in effecting such and that Landlord diligently will prosecute same to completion.

                                                                  EXECUTION COPY

  SECTION 6.6  ADDITIONAL TENANT USE.  At the Commencement Date, and from time
               ---------------------
  to time thereafter, Landlord may impose a reasonable charge at no profit, as Additional Rent, and establish reasonable Rules and Regulations for: (a) the use by Tenant of the heating, air conditioning, or ventilation systems serving the common areas, or of the loading dock or freight elevator at any time other than during Business Hours; or (b) the use by Tenant of chilled water in amounts exceeding the amounts Landlord has undertaken to provide in Section
  6.2.1 of this Article VI. All requests for additional services must be submitted in writing to the Building's superintendent (or such other person designated by Landlord), by a person authorized by Tenant to make such requests, before 3:00 o'clock p.m. on weekdays for weekday service and before 3:00 o'clock p.m. the day preceding holidays and weekends for holiday or weekend service. In the event of emergency, after-hours service may be obtained by calling the Building's superintendent (or such other person designated by Landlord) in sufficient time to enable him to provide the service requested, and Tenant shall follow up with a written confirmation. Landlord may also impose a reasonable charge, as Additional Rent, for the use of any additional or unusual cleaning services required because of any non-building standard improvements in the Premises or for the removal of any refuse and rubbish from the Premises, other than discarded material placed in wastepaper baskets and left for emptying as an incident to Landlord's normal cleaning of the Premises. Landlord may charge Tenant an additional charge for cleaning if Tenant has glass partitions or an unusual amount of glass surfaces in the interior of the Premises. Any charges imposed under the provisions of this Section shall not exceed charges imposed for the provision of such services in similar, first-class data centers.

  SECTION 6.7  EXCULPATION OF LANDLORD FOR UTILITIES.
               -------------------------------------
  Except as provided in Section 6.1.5 and Section 6.2.2, Landlord shall not be liable for any failure to furnish any services or utilities when such failure is caused by events of Force Majeure, accidents, breakage, necessary repairs, including any governmental energy, water or other resource conservation program and including any interruption in service by the Port Authority, and Tenant shall not be entitled to any damages nor shall such failure abate or suspend Tenant's obligation to pay the Rents or constitute or be construed as a constructive or other eviction of Tenant.

  SECTION 6.8  ACCESS.  Tenant agrees to allow Landlord, its cleaning contractor
               ------
  and their employees, to have access to the Premises after 5:30 o'clock p.m. and before 8:00 o'clock a.m. and to have the right to use, without charge therefor, all light and electrical power in the Premises reasonably required to clean the Premises.

  SECTION 6.9  COMMUNICATION FACILITIES.  During the Lease Term, until Landlord
               ------------------------
  gives Tenant written notice to the contrary, Teleport Communications Group, a partnership, shall, under the terms of the Ground Lease, be the exclusive provider of communications services and facilities at the Teleport, including, without limitation, all antennas, conduit, and cabling and including any such items located in, on, or around any buildings and structures at the Teleport, and Tenant shall not, and shall not permit any other Person to, install, contract for, or use, or cause to be installed, contracted for, or used, any such items, services, or facilities at the Teleport not provided by Teleport Communications Group without the prior written approval of Teleport Communications Group, which may be withheld or subject to such conditions as Teleport Communications Group in its sole discretion may determine, provided,
                                                                      --------
  however, that Teleport Communications Group may consent to internal building
  -------
  wiring and internal terminal equipment

                                                                  EXECUTION COPY

  furnished by Tenant, but only if Teleport Communications Group is reasonably satisfied after testing and inspection that such wiring and equipment is technologically compatible with its telecommunications equipment and configurations at the Teleport. Notwithstanding the above, Tenant will have access to fiber based services of both the Teleport Communications Group and Bell Atlantic.



                                  ARTICLE VII

                                   INSURANCE
                                   ---------

  SECTION 7.1  PROPERTY INSURANCE.  During the Lease Term, Landlord shall
               ------------------
  maintain All Risk property insurance, covering the Building and insuring the Building in the amount of its full replacement value, with loss of rents coverage. The amount of any deductible shall be determined by Landlord but shall not exceed that which is commercially reasonable for a first-class data center.

  SECTION 7.2  LIABILITY INSURANCE.  During the Lease Term, Landlord shall
               -------------------
  maintain public liability insurance covering the Building and insuring against all hazards and risks customarily insured against by Persons operating data communications buildings. During the Lease Term, Tenant shall maintain comprehensive general liability insurance, written on an occurrence basis with blanket contractual liability coverage, broad form property damage and such other coverage as Landlord may reasonably require, with respect to the Premises, their use and occupancy by Tenant and the conduct or operation of business therein, with combined single-limit coverage of not less than Five Million Dollars ($5,000,000). Landlord may, from time to time, but not more frequently than once every three (3) years, increase the policy amount to be maintained by Tenant under this Section 7.2 as Landlord reasonably deems necessary in order to maintain adequate liability coverage, provided, that the policy amount does not exceed the policy amount required for other tenants within the Building.

  SECTION 7.3  USE OF PREMISES.  Tenant shall not do, or permit anything to be
               ---------------
  done, in or about the Premises which might, solely by reason of the particular nature of Tenant's use of the Premises: (a) increase any insurance rate with respect to the Building over the rate which would otherwise then be in effect, or (b) result in insurance companies of good standing refusing to insure the Building in amounts satisfactory to Landlord, or (c) result in the cancellation of any policy covering or relating to the Building.

  SECTION 7.4  WAIVER OF SUBROGATION.
               ---------------------

       7.4.1  WAIVER INCLUDED IN POLICY.  Landlord and Tenant shall each secure
              -------------------------
  an appropriate clause in, or an endorsement upon, each property insurance policy required by this Article VII, pursuant to which the insurance company waives subrogation or permits the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy. On Tenant's policies, the waiver of subrogation or permission for waiver of any claim shall extend to Landlord and its agents and employees and against other lessees in the Building, provided, that such other lessees agree to a waiver of their
            --------
  respective rights of subrogation against Tenant. On Landlord's policies, the waiver

                                                                  EXECUTION COPY

  of subrogation or permission for waiver of any claim shall extend to Tenant and its agents and employees. If such waiver be unobtainable, the parties shall include in their property insurance policies (i) an express agreement that such policy shall not be invalidated if the insured waives or has waived before the casualty the right of recovery against any party responsible for a covered casualty or (ii) any other form of permission for the release of such responsible party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable without additional charge or at all, the insured party shall so notify the other party promptly after notice thereof. If the other party shall agree in writing to pay the insurer's additional charge therefor, such waiver, agreement or permission shall (if obtainable) be included in the policy. In the event either party's insurer shall refuse to permit such waiver, agreement or permission even with an additional charge, then the other party shall have the right to designate another insurer with a Best's Insurance Guide rating of A-XI or better who would be prepared to permit such waiver, and the first party shall use such other insurer.

       7.4.2  LANDLORD'S WAIVER.  As long as Landlord's casualty insurance
              -----------------
  policies include the waiver of subrogation or agreement or permission to release liability referred to in Section 7.4.1, Landlord hereby waives, for itself and those claiming through or under it, any right of recovery against Tenant, any other permitted occupant of the Premises, and of their partners, employees, agents or contractors, for any loss occasioned by fire or other insured casualty, whether or not arising from the negligence of Tenant or its employees, agents or contractors. If at any time any of Landlord's property insurance policies shall not include such or similar provisions, the waiver set forth in the foregoing sentence shall, upon notice given by Landlord to Tenant, be of no further force or effect (or, if the insurer shall not grant such waiver for all of the required parties, such waiver shall be of no force or effect only with respect to the required parties not included in such waiver). To the extent that Landlord is at any time a self-insurer with respect to loss, damage or destruction by fire or other casualty, Landlord agrees to waive any claim or right of recovery which Landlord might have against Tenant for any loss occasioned by fire or other casualty, whether or not arising from Tenant's negligence.

       7.4.3  TENANTS' WAIVER.  As long as Tenant's property insurance policies
              ---------------
  include the waiver of subrogation or agreement or permission to release liability referred to in Section 7.4.1 and provided that Landlord provides the waiver referred to in Section 7.4.2, Tenant hereby waives (and agrees to use reasonable efforts to cause all other occupants of the Premises to execute and deliver to Landlord instruments waiving), for itself and those claiming through or under it, any right of recovery against Landlord, the other additional insureds and any of their partners, employees, agents or contractors, and against other lessees of the Telehouse Complex to the extent that the policies of such other lessees permit a similar waiver for the benefit of Tenant and such other lessee actually gives such a waiver, for any loss occasioned by fire or other insured peril, whether or not arising from the negligence of Landlord or its employees, agents or contractors. If at any time any of Tenant's property insurance policies shall not include such or similar provisions, the waiver set forth in the foregoing sentence shall, upon notice given by Tenant to Landlord, be of no further force or effect (or, if the insurer shall not grant such waiver for all of the required parties, such waiver shall be of no force or effect only with respect to the required parties not included in such waiver). To the extent that Tenant is at any time a self-insurer with respect to loss, damage or destruction by fire or other peril, Tenant agrees to waive any claim or right of recovery which Tenant might have against Landlord for any loss occasioned by fire or other peril, whether or not arising from Landlord's negligence provided that Landlord provides the waiver referred to in Section 7.4.2.

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                                                                  EXECUTION COPY


        7.4.4  LIMITATION ON WAIVER.  Except to the extent expressly provided in
               --------------------
  this Section 7.4, nothing contained in this Lease shall relieve either party of any liability to the other or to its insurance carriers which such party may have under law or the terms of this Lease in connection with any damage to the Building by fire or other peril.

  SECTION 7.5  POLICY REQUIREMENTS.  Landlord and its agents and employees, the
               -------------------
  City of New York, the New York City Public Development Corporation, the Port Authority and any other Superior Lessor or any Superior Mortgagee whose name and address shall have been furnished to Tenant shall be designated as additional insureds on any insurance policy required by this Article VII. Tenant shall deliver to Landlord certificates of insurance for the insurance coverage required by this Article VII, in form reasonably satisfactory to Landlord, issued by the insurance company or its authorized agent, within thirty (30) days of the Commencement Date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord such renewal certificate(s). At Landlord's request, Tenant shall deliver certificates of insurance to additional insured parties. All policies shall be issued by companies of recognized responsibility, reasonably acceptable to Landlord, and licensed to do business in the State of New York. All policies shall provide that they cannot be cancelled or modified unless Landlord, the Port Authority and any other Superior Lessor or any Superior Mortgagee named as an additional insured are given at least thirty (30) days' prior written notice of such cancellation or modification. All insurance policies involving liability shall contain a provision that in any action or proceeding under or in connection with such policy, the insurance carrier shall not without obtaining express advance consent from the General Counsel of the Port Authority raise any defense involving in any way the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority, the provisions of any statutes respecting suits against the Port Authority, or the jurisdiction of the tribunal over the person of the Port Authority.
  Tenant shall not carry separate or additional insurance, concurrent in form or contributing in the event of any loss or damage with any insurance required to be obtained by Tenant under this Lease. Tenant may carry any insurance coverage required of it hereunder pursuant to blanket policies of insurance so long as the coverage afforded Landlord and the other additional insureds thereunder shall not be less than the coverage which would be provided by direct policies.

  SECTION 7.6  PREMIUM INCREASE.  If, by reason of any default by Tenant under
               ----------------
  this Lease after notice and beyond any applicable grace period, or by reason of any Tenant's Work installed in the Premises except for any work performed by Landlord pursuant to the terms hereof, including without limitation, the work referred to in Section 2.3 of this Lease, the premiums on Landlord's insurance on the Building (including without limitation rent insurance) are higher than they otherwise would be, Tenant shall correct such default, and Tenant shall reimburse Landlord, within thirty (30) days after demand, as Additional Rent, for that part of the premiums attributable to the default by Tenant or the Tenant's Work. If, due to the particular manner of Tenant's use of the Premises, any such insurance shall be cancelled by the insurance carrier, then Tenant shall cease such use or occupancy and shall indemnify, defend and hold Landlord harmless against any loss which would have been covered by such insurance. A schedule or statement of rates for the Building, issued by the insurance companies insuring the Building, or by a fire insurance rating organization or other similar body making rates for insurance for the Building, shall be conclusive evidence of the facts therein stated and of the several items and charges in the insurance rate then applicable to the Building.

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                                                                  EXECUTION COPY

                                  ARTICLE VIII

                                  ALTERATIONS
                                  -----------


  SECTION 8.1  CONDITIONS.
               ----------

  SECTION 8.1.1  ALTERATIONS BY TENANT.  With Landlord's prior approval, which
                 ---------------------
  will not be unreasonably withheld, and the prior approval of the Port Authority, if such approval is required pursuant to the Ground Lease, Tenant may from time to time, at its expense, make such alterations, improvements, additions and replacements (including installation of fixtures, cables, wires) and decorations (collectively, "Alterations") in and to the Premises as Tenant may desire, provided that: (a) the Alterations do not affect the outside
              --------
  appearance of the Building and are not visible from the outside of the Building; (b) the Alterations are non-structural and do not impair the strength or structural integrity of the Building; (c) the Alterations are to the interior of the Premises and do not affect any part of the Building outside of the Premises; (d) the Alterations do not adversely affect the proper functioning of the mechanical, electrical, sanitary and other service systems of the Building, or unreasonably increase the usage of such systems by Tenant; (e) before proceeding with any Alteration (other than decorations), Tenant shall submit to Landlord, for Landlord's reasonable approval, plans and specifications for the work to be done, and Tenant shall not proceed with such work until it obtains Landlord's approval, which shall not be unreasonably withheld; (f) Tenant shall pay to Landlord upon demand the reasonable direct, out-of-pocket costs and expenses actually incurred by Landlord in reviewing Tenant's plans and specifications and inspecting the Alterations to determine whether they are being performed in accordance with the approved plans and specifications and in compliance with law, including the fees of any architect or engineer employed by Landlord for such purpose; and (g) Tenant shall comply with the rules and regulations of Landlord and the Port Authority (including applicable provisions of the Ground Lease) then in force with respect to the making of Alterations. Tenant hereby agrees that the review and approval by Landlord of Tenant's plans and specifications for Alterations are solely for Landlord's benefit. Landlord shall have no duty toward Tenant, nor shall Landlord be deemed to have made any representation or warranty to Tenant with respect to the safety, adequacy, correctness, efficiency or compliance with law of the plans and specifications, the Alterations or their design, or any other matter regarding the Alterations. Landlord shall, at no cost or expense to Landlord, cooperate reasonably with Tenant and its contractors and subcontractors in obtaining all permits, approvals, certificates and bonds required under this Article VIII.

  SECTION 8.1.2  ALTERATIONS BY LANDLORD.  Landlord reserves the right, at any
                 -----------------------
  time, to make such Alterations, in or to the Building, the Telehouse Complex and the respective systems and equipment of each, as well as in or to street entrances, doors, halls, passages, elevators, escalators and stairways, and other public parts of the Building, as Landlord shall deem necessary or desirable. However, Landlord shall not exercise its rights under this Section
  8.1.2 in a manner that would materially interfere with Tenant's use or access to the Premises, reduce Tenant's usable square footage, materially alter the configuration of the Premises, or in any manner effect the Tenant's ability to continue their permitted use of the Premises.

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                                                                  EXECUTION COPY


  SECTION 8.2  PERFORMANCE.  Landlord or Tenant shall obtain all necessary
               -----------
  governmental permits and certificates for the construction of the Alterations which either of them undertakes and for the use and occupancy of the Alterations upon completion. Tenant shall retain a reputable contractor, selected from Landlord's list of acceptable contractors and independently approved by Landlord (which approval shall not be unreasonably withheld) and by the Port Authority for specific Alterations, to perform the Alterations in compliance with the permits and certificates and applicable law. Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the better of:
  (a) the original installations of the Building, or (b) the prevailing building standards established by Landlord. Any Alterations by Tenant in the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the Building shall be performed only by contractors designated by Landlord. Alterations shall be performed in a manner that causes the least interference with the use of the Building by lessees and occupants and in a manner that does not interfere unreasonably with, delay or, in the case of Tenant's Alterations, impose additional expense on Landlord in the maintenance, repair or operation of the Building; and if any additional expense is incurred by Landlord as a result of any Alterations by Tenant, Tenant shall reimburse Landlord for such additional expense, within thirty
  (30) days after demand, as Additional Rent. Throughout the performance of Alterations by Tenant, Tenant shall carry, or cause its contractors to carry, workers' compensation insurance as required by law and general liability insurance, with completed operations endorsements, for any occurrence in or about the Building, in such coverage limits as Landlord may reasonably require, with insurers meeting the requirements of Section 7.5. Landlord and the Persons specified in Section 7.5 shall be designated as additional insureds on such insurance policies. Tenant shall furnish Landlord with evidence reasonably satisfactory to Landlord that such insurance is in effect before the commencement of Alterations and, on request of Landlord during construction, Tenant shall provide evidence reasonably satisfactory to Landlord that the insurance remains in effect. Upon completion of any Alterations, Landlord or Tenant shall obtain certificates of final approval of such Alterations required by any governmental authority and, in the case of Alterations performed by Tenant, shall furnish Landlord with copies thereof, together with the "as-built" plans and specifications therefor as approved in accordance with law and the Rules and Regulations for the Building and the Teleport. If any of Tenant's Alterations involve the removal of fixtures, equipment or other property in the Premises which are not Tenant's Property, the removed fixtures, equipment or other property shall be promptly replaced at Tenant's expense with new fixtures, equipment or other property of like utility and at least equal value, unless Landlord otherwise directs Tenant in writing.

  SECTION 8.3  LIENS AND VIOLATIONS.
               --------------------

       8.3.1  DISCHARGE OF LIENS AND VIOLATIONS.  Tenant shall promptly procure
              ---------------------------------
  the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations, or any other work, done for Tenant, or any person claiming through or under Tenant, which shall be Authority or the Building Department of the City of New York or any other public authority. Tenant shall not utilize materials in Alterations that are subject to security interests or liens. Tenant shall defend, indemnify and hold Landlord harmless from and against all liens and encumbrances or claims of liens or encumbrances filed in connection with Alterations, or any other work, labor, services or materials done for or supplied to Tenant, including security interests in any materials, fixtures or articles installed in the Premises; and against all costs, expenses and liabilities incurred in connection with any such lien or encumbrance, or claim of lien or

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                                                                  EXECUTION COPY

  encumbrance, its removal or any related action or proceeding. Subject to Tenant's right to contest as set forth below, Tenant shall satisfy or discharge of record each lien or encumbrance within twenty (20) days after it is filed. If Tenant fails to do so, Landlord shall have the right to satisfy or discharge such lien or encumbrance by payment to the claimant on whose behalf it was filed or by payment into court or to the County Clerk pursuant to the New York Lien Law. Tenant shall reimburse Landlord within thirty (30) days after demand for the costs and expenses so incurred by Landlord, as Additional Rent, and without regard for any defense or offset that Tenant may have had against the claimant.

       8.3.2  TENANT'S RIGHT TO CONTEST LIENS.  Notwithstanding anything to the
              -------------------------------
  contrary contained in this Section 8.3, Tenant shall have the right to contest in good faith and with diligence the correctness or the validity of any lien, encumbrance or claim therefor if Tenant discharges the lien of record, whether by deposit of funds into the appropriate court or with the County Clerk or by procuring and recording a lien release bond issued by a corporation authorized to issue surety bonds in the State of New York in an amount equal to one and one-half (1.5) times the amount of the claim of lien, encumbrance or claim therefor. The bond shall meet the requirements of New York law and shall provide for payment of any sum that the claimant may recover on the claim, together with costs of suit if it recovers in the action. Nothing in this Lease contained shall be construed as a consent on the part of Landlord to subject Landlord's estate in the Premises to any lien or liability under the Lien Law of the State of New York.

  SECTION 8.4  LABOR CONDITIONS.  In the performance of Alterations, Tenant
               ----------------
  shall not permit any Labor Condition to arise or continue at the Building or the Teleport which interferes with the progress of other construction work at the Building or the Teleport. The determinations of the Port Authority or Landlord as to whether any Labor Condition interferes with the progress of other construction work at the Teleport or the Building shall be conclusive on Tenant so long as such determinations are not arbitrary or capricious and, upon notice from the Port Authority or Landlord, Tenant shall, or shall cause its contractor to, rectify any Labor Condition specified in the notice as soon as is reasonably possible, unless failure to rectify such Labor Condition immediately will result in an emergency situation, in which event Tenant shall, or shall cause its contractor to, rectify such Labor Condition immediately. In the event of failure by Tenant or its contractor to comply with the requirements of this Section (whether or not such failure is due to Tenant's fault), the Port Authority or Landlord by notice shall have the right to suspend the Port Authority's or Landlord's permission to Tenant to proceed with any portion of the Alterations being performed, and Tenant shall thereupon immediately cease the same. Unless failure to immediately suspend construction will result in an emergency condition, the Port Authority has agreed to give, and Landlord will give, reasonable advance notice before directing a cessation of construction. When the Labor Condition shall be so settled that such interference no longer exists, the Port Authority has agreed to, or Landlord, by notice to Tenant, shall, reinstate the permission to Tenant to perform the Alterations on all the same terms and conditions as
  before the suspension.   "Labor Condition" shall mean and include strikes,
  boycotts, picketing, work-stoppages, slowdowns, complaints, disputes, controversies or any other type of labor trouble, regardless of the employer of the Person involved or their employment status, if any.

  SECTION 8.5  PORT AUTHORITY'S FEE.  If the Port Authority shall charge any fee
               --------------------
  in connection with any Alteration to the Premises, Tenant shall pay the fee.

  SECTION 8.6  IMPROVEMENT FEE.  Tenant shall pay to Landlord as Additional Rent
               ---------------
  in

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                                                                  EXECUTION COPY

  connection with any Alterations except for those performed by Landlord in connection with Tenant's initial occupancy of the Premises, Landlord's fee (the "Improvement Fee"), which shall not exceed (i) fifteen percent (15%) of the total cost of such Alteration if Landlord performs the Alteration on Tenant's behalf, and (ii) if Tenant performs the Alteration, all of Landlord's reasonable actual costs and expenses in connection with such Alteration. There shall be excluded from such computation the cost of furniture, furnishings, draperies, office, computer and communication equipment, painting, cabinetry, items of special decoration and telephone installation. Prior to making any Alteration, Tenant shall submit to Landlord a statement of Tenant's contractor, estimating the total cost of such Alteration. The Improvement Fee shall be calculated on the basis of such estimate and paid in equal monthly installments during the course of the performance of the Alteration, together with the monthly installments of Base Rent. Upon completion of the Alteration, Tenant shall submit to Landlord a statement of Tenant's contractor, certifying the total cost of such Alteration. The Improvement Fee shall be adjusted, if necessary, based on the certification. Within thirty (30) days after completion of the Alteration, Tenant shall pay to Landlord any remaining balance of the Improvement Fee. If the Improvement Fee, as adjusted, is less than the amount theretofore paid to Landlord, Landlord, within thirty (30) days after receipt of the certification, shall refund to Tenant the amount of such overpayment.



                                   ARTICLE IX

                        LANDLORD'S AND TENANT'S PROPERTY
                        --------------------------------

  SECTION 9.1  TENANT'S PROPERTY.  All computer, communications and office
               -----------------
  equipment, whether or not attached to or built into the Premises, which are installed in the Premises by or for the account of Tenant, without expense to Landlord, and which can be removed without substantial damage to the Premises or the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises shall remain the property of Tenant ("Tenant's Property") and may be removed by Tenant at any time during the Lease Term. Prior to the expiration of the Lease Term, or immediately upon any earlier termination of this Lease, Tenant shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord has expressly permitted to remain, which shall become the property of Landlord). Tenant shall repair any damage to the Premises or to the Building resulting from the installation or removal of Tenant's Property. Equipment or other property for which Landlord shall have granted an allowance or credit to Tenant, or any item installed for Tenant's account, but in replacement of an item that was not Tenant's Property, shall not be deemed Tenant's Property and shall become the property of Landlord.

  SECTION 9.2  FIXTURES.  All fixtures, equipment (other than equipment referred
               --------
  to in Section 9.1), improvements and appurtenances attached to or built into the Premises at the Commencement Date or during the Lease Term, including Alterations, shall become and remain a part of the Premises and the property of Landlord, regardless of whether they were installed by Tenant or at Tenant's expense, and shall not be removed by Tenant.

  SECTION 9.3  [INTENTIONALLY OMITTED.]

  SECTION 9.4  ABANDONMENT.  If Tenant does not remove items of Tenant's
               -----------
  Property from

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                                                                  EXECUTION COPY

  the Premises after the expiration or earlier termination of the Lease Term, Landlord may consider such items to have been abandoned. In that event Landlord may retain such items as its property or dispose of them, at Tenant's expense, in such manner as Landlord shall determine.

  SECTION 9.5  TAXES ON TENANT'S PROPERTY AND NON-STANDARD TENANT IMPROVEMENTS.
               ---------------------------------------------------------------

       9.5.1  TAXES ON TENANT'S PROPERTY.  Tenant shall pay all taxes levied or
              ---------------------------
  assessed upon Tenant's Property. If the assessed value of the Building is increased by the inclusion of a value placed upon Tenant's Property, Tenant shall pay to Landlord, within thirty (30) days after demand, as Additional Rent, the taxes (including payments in lieu of taxes) levied against Landlord on account of the included value of Tenant's Property. Landlord shall uniformly apply this Section 9.5.1 or a similar provision to all tenants of the Building and if Landlord does not uniformly apply such a provision, Landlord shall not include in Building Operating Expenses any taxes that should have been charged directly to other tenants of the Building under the terms of such a provision.

       9.5.2  [INTENTIONALLY OMITTED.]



                                   ARTICLE X

                            REPAIRS AND MAINTENANCE
                            -----------------------

  SECTION 10.1  Landlord's Obligations.  Landlord, at its expense, shall keep
                ----------------------
  and maintain the Building's exterior walls, glass, structural components, roof and foundation and the public portions of the Building and the Building systems and facilities serving the Premises, including, without limitation, the mechanical, electrical, sanitary, ventilating, air conditioning and other systems, in proper working order, condition and repair. Landlord's obligation to perform such repairs in the Premises, or with respect to Building systems and facilities serving the Premises, shall arise promptly after Tenant has notified Landlord or Landlord has actual knowledge of the need for such repairs in the Premises.

  SECTION 10.2  TENANT'S OBLIGATIONS.  Except for Landlord's obligations as set
                --------------------
  forth specifically in Sections 10.1 and 13.1, Tenant shall take good care of the Premises and Tenant's Property. Tenant shall promptly replace all scratched, damaged or broken doors and interior glass in the Premises with doors and glass that match as nearly as practicable the damaged item unless such damage or breakage is caused by the acts or omissions of Landlord.
  Tenant shall be responsible for all repairs, maintenance and replacement of wall and floor coverings and electrical fixtures and equipment in the Premises (excluding the portions of the HVAC system located outside of the Premises and excluding the sprinkler system and life safety system). Additionally, Tenant shall be responsible for all maintenance and repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, of the Premises, the Building and the Building's facilities and systems, made necessary, in whole or in part, by: (a) the performance or existence of Tenant's Work or Alterations (excluding any Work or Alterations performed by Landlord under the Lease); b) the installation or use of Tenant's Property in the Premises; (c) the moving of Tenant's Property into or out of the Building; (d) an act or omission of Tenant or its officers, partners,

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                                                                  EXECUTION COPY

  employees, agents, representatives, contractors, sublessees or invitees; or
  (e) the particular nature of Tenant's use or occupancy of the Premises. Tenant shall promptly make all repairs in or to the Premises for which Tenant is responsible, and such repair work shall be subject to the provisions of
  Article VIII regarding Alterations, to the extent applicable. Tenant shall also be responsible for any repairs and maintenance of the Infrastructure required as a result of the acts or omissions of Tenant, its officers, partners, employees, agents, representatives, contractors, sublessees or invitees. Landlord shall perform or cause to be performed, at Tenant's expense, any other repairs of the Building and its facilities and systems or the Infrastructure for which Tenant is responsible. Tenant shall reimburse Landlord on demand, as Additional Rent, for the costs of such repairs, plus fifteen percent (15%) of such costs as an allowance for Landlord's overhead and indirect costs.

  SECTION 10.3  EXCULPATION OF LANDLORD FOR REPAIRS.  Except as otherwise
                -----------------------------------
  expressly provided in this Lease, Landlord will not be liable to Tenant and Tenant's obligations under this Lease shall not be reduced or abated, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord making any maintenance, repairs or Alterations in or to any portion of the Building or the Premises or in or to the fixtures, equipment or appurtenances of the Building or the Premises, which Landlord is required or permitted to make by this Lease, or which are required by law, or which Landlord deems appropriate, excepting any direct (but not consequential) damages to the extent caused by the gross negligence or willful misconduct of Landlord or its employees. Landlord shall have the right to erect scaffolding and barricades in the Building for purposes of such repairs, provided that such structures do not unreasonably impair access to or use of the Premises. Tenant waives any rights it may have under any provisions of law regarding the duties of a lessor to repair leased premises or the rights of lessees to make repairs if the lessor fails to do so. In the event that Landlord fails for a period of thirty (30) days after receipt of written notice from Tenant to perform maintenance or repairs in the Premises that Landlord is required to perform by the terms of this Lease, and such maintenance or repairs will not affect the utility and other systems in the Building nor interfere in any way with the occupancy and quiet enjoyment of other tenants and occupants of the Building, then Tenant may make such repairs to the Premises and Landlord shall pay the reasonable cost of such repairs within thirty (30) days after receipt of Tenant's itemized invoices for such work.

  SECTION 10.4  NOTICE.  Tenant will notify Landlord and Landlord will notify
                ------
  Tenant of: (a) any occurrence in or about the Premises for which Landlord will be liable; (b) any fire or other casualty in the Premises; (c) any damage to or defect in the Premises, for the repair of which Landlord will be responsible; and (d) any damage to or defect in any part of the Building's sanitary heating, ventilating, air-conditioning or other systems located in or passing through the Premises.



                                   ARTICLE XI

                          USE AND COMPLIANCE WITH LAW
                          ---------------------------

  SECTION 11.1  USE.  Tenant shall use and occupy the Premises for the Permitted
                ---
  Use and for no other purpose.

  SECTION 11.2  LICENSES AND PERMITS.  Tenant shall procure and at all times
                --------------------
  comply with

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                                                                  EXECUTION COPY

  the terms and conditions of any governmental license or permit required for the lawful conduct of the Permitted Use in the Premises, and Landlord shall procure and at all times comply with the terms and conditions of any governmental license or permit required for the lawful occupancy of the Building, excluding licenses and permits relating to work done by or on behalf of Tenant. at no cost to the Tenant. Landlord and Tenant shall, at no cost or expense to Landlord, cooperate with each other in obtaining any governmental license or permit required under this Section 11.2. Anything contained herein to the contrary notwithstanding, to the best knowledge of Landlord, the Permitted Use of the Premises is permissible under all applicable laws, statutes, rules and regulations affecting the Premises and Landlord maintains all necessary governmental licenses and permits and certificates of occupancy for the Permitted use of the Premises.

  SECTION 11.3  PROHIBITED USES.  Tenant shall not at any time use or occupy or
                ---------------
  allow any Person to use or occupy the Premises or the Infrastructure or do or permit anything to be done or kept in or about the Premises or the Building or the Infrastructure that solely by reason of the particular nature of Tenant's use of the Premises or Infrastructure: (a) violates any certificate of occupancy in force for the Building or the Infrastructure; (b) causes or is likely to cause damage to the Building or the Infrastructure or any equipment, facilities or other systems therein; (c) constitutes a violation of law; (d) violates a requirement or condition of the standard fire insurance policy issued for office or data processing buildings in the City of New York or, in the non-arbitrary and non-capricious judgment of Landlord or the Port Authority, constitutes an extra-hazardous condition; (e) impairs the character, reputation, image or appearance of the Building as a first-class data center; (f) impairs the proper and economic maintenance, operation and repair of the Building, the Infrastructure or their respective equipment, facilities or systems; (g) constitutes a nuisance, annoyance or inconvenience to other lessees or occupants of the Building or the Infrastructure or any portion of the Telehouse Complex or interferes with or disrupts the use or occupancy of any area of the Building, the Infrastructure or any portion of the Telehouse Complex (other than the Premises) by other lessees or occupants of the Building or the Telehouse Complex or the Teleport; (h) interferes with the computer or telecommunications operations of any lessee or occupant of the Telehouse Complex or with the transmission or reception of microwave, television, radio or other communications signals by antennae located anywhere within the Teleport (including the Building); (i) constitutes an unlawful, immoral or objectionable occurrence or condition; or (j) results in repeated demonstrations, bomb threats or other events which require evacuation of the Building or any other portion of the Telehouse Complex or otherwise disrupts the use, occupancy or quiet enjoyment of the Building or any other portion of the Telehouse Complex by other lessees and occupants. Tenant shall not use or allow another Person to use any part of the Premises for a restaurant or bar; the preparation, consumption, storage, manufacture or sale of food, beverages, liquor, tobacco, drugs or hazardous substances; the maintenance or operation of vending machines or devices for dispensing or sale of food, beverages, liquor, tobacco, tobacco products or merchandise of any kind or any equipment or device for furnishing services to the public, including pay telephones; the business of photocopying, multilith or offset printing (but Tenant may use part of the Premises for photocopying in connection with its own business); a typing or stenography business; a school or classroom; cooking, lodging or sleeping; or for immoral purposes. No noise, vibration or odor shall be permitted to escape from the Premises.

  SECTION 11.4  COMPLIANCE BY TENANT.  Tenant and Landlord shall promptly
                --------------------
  forward to each other any notice received of the violation of any law involving the Premises. Tenant shall comply with all laws and all Superior Leases that impose any obligation arising from or related to:

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                                                                  EXECUTION COPY


  (a) the particular manner of Tenant's use of the Premises; (b) the conduct of Tenant's business or operation of its equipment therein; (c) any cause or condition created by or at the instance of Tenant; or (d) breach of any of Tenant's obligations hereunder; and Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord by reason of or arising out of Tenant's failure to comply with (i) the requirement for delivery of the notice provided in the first sentence of this Section 11.4 or
  (ii) any law or any Superior Lease that imposes any obligation arising from or related to: (w) the peculiar nature of Tenant's use of the Premises; (x) the conduct of Tenant's business or operation of its equipment therein; (y) any cause or condition created by or at the instance of Tenant; or (z) breach of any of the Premises by Tenant pursuant to this Section 11.4 shall be subject to the provisions of Article VIII. Anything contained in this Lease to the contrary notwithstanding, to the best knowledge of Landlord, at the time possession of the Premises is delivered, the Premises shall comply fully with
  (i) all laws regarding life safety, including, without limitation, New York Local Laws Nos. 5, 16, and 58 and any similar or successor laws thereto, and
  (ii) all laws regrading the removal and disposal of asbestos, including, without limitation, New York City Local Law 76 and any similar or successor laws thereto and (iii) American Disabilities Act.

  SECTION 11.5  SERVICE CONTRACTS.  Tenant shall neither contract for, nor
                -----------------
  employ any labor in connection with, the maintenance or cleaning of, or providing of any other services to, the Premises or the Building (but excluding Tenant's Property) without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed, and the prior consent of the Port Authority.

  SECTION 11.6  FLOOR LOAD.  Tenant shall not place a load upon any floor of the
                ----------
  Premises which exceeds either the load per square foot which such floor was designed to carry 100 pounds per square foot, or that which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Business machines and mechanical equipment used by Tenant that cause vibrations or noise that may be transmitted to the Building structure or to any leased space to such a degree as to be reasonably objectionable to Landlord or to any lessees or occupants of the Building shall be placed and maintained by Tenant, at its expense, in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such vibrations or noise.

  SECTION 11.7  RIGHT OF REPOSSESSION.  If in order to comply with any law now
                ---------------------
  or hereafter enacted, it becomes necessary for Landlord to recover possession of all or any portion of the Premises, Landlord shall have the right to repossess the Premises, or such portion thereof, at any time upon one hundred eighty (180) days' (or any lesser time required by law) notice to Tenant, and when said space shall have been repossessed, in lieu of any and all claims for damages, Tenant shall be entitled to a reduction in the Base Rent equal to the percentage that the Rentable Area of the repossessed space bears to the total Rentable Area of the Premises, and a reduction in Tenant's Share of Taxes and Building Operating Expenses by an amount equal to the percentage that the Rentable Area of the repossessed space bears to the total Rentable Area of the Building. However, if the space taken is of such an amount or size as to make the remaining space unusable to Tenant, in Tenant's sole discretion, then Landlord, upon thirty (30) days' notice from Tenant, shall use its best efforts to furnish Tenant with comparable space, if available, elsewhere in the Telehouse Complex and to place Tenant in such new space at Landlord's expense, and this Lease and each and all of the terms, covenants and conditions hereof shall thereupon remain in full force and effect and be deemed applicable to such new space. For this

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                                                                  EXECUTION COPY

  purpose, comparable space shall include provision by Landlord of capability similar to that resulting from Preparation of Premises, Section 2.3, and Tenant Improvements, Section 3.1. If Landlord is unable to provide Tenant with such substitute space, then this Lease shall cease and terminate on the date (the "Repossession Date") designated in writing by Tenant to Landlord at least thirty (30) days prior to such Repossession Date, which Repossession Date shall not be later than ninety (90) days from the end of the thirty (30) day notice period. No exercise by Landlord of any right reserved in this Section
  11.7 shall entitle Tenant to damages for any injury or inconvenience occasioned thereby.

  SECTION 11.8  RULES AND REGULATIONS.  Tenant shall observe and comply with the
                ---------------------
  Rules and Regulations for the Teleport promulgated by the Port Authority in the Ground Lease and the Rules and Regulations (the "Rules and Regulations") for the Building set forth in Exhibit D hereto, and any amendments and
                                ---------
  additions thereto as Landlord may reasonably adopt or the Port Authority may adopt from time to time for the management, safety, security, care, cleanliness and good order of the Teleport, which Landlord should provide to the Tenant, or of the Building. Landlord shall not be responsible or liable to Tenant for violations of the Rules and Regulations by other lessees and occupants of the Building. Landlord agrees that it shall not apply any Rule or Regulation to Tenant on a discriminatory basis.

  SECTION 11.9  LABOR HARMONY.  Tenant shall not use (and upon notice from
                -------------
  Landlord shall cease using) contractors, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work or services in or about the Building or the Telehouse Complex or which would violate any of the terms of the Ground Lease.

  SECTION 11.10  LANDLORD'S AND PORT AUTHORITY'S CONSENT.  In the event Tenant's
                 ---------------------------------------
  compliance as required by this Lease necessitates actions by Tenant for which this Lease requires Landlord's consent and the consent of the Port Authority, Tenant shall obtain such consents before taking such actions. Landlord will cooperate in obtaining the Port Authority's consent when necessary.



                                  ARTICLE XII

                               RIGHTS OF LANDLORD
                               ------------------

  SECTION 12.1  Conduits in Premises.  Landlord reserves the right, and Tenant
                --------------------
  shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and through the Premises when reasonably required; provided that
                                                                 --------
  (i) Landlord shall disguise, conceal or camouflage the pipes, ducts and conduits, (ii) the same are erected along perimeter walls wherever possible and are installed in a manner that does not materially detract from the appearance of the Premises or interfere with Tenant's use and operation of the Premises.

  SECTION 12.2  ENTRY BY LANDLORD.  Landlord and its agents shall have the right
                -----------------
  to enter or pass through the Premises at reasonable times: (a) to examine the Premises and to show them to actual and prospective lenders, Superior Lessors, Superior Mortgagees, purchasers, and lessees of the Building; (b) to make repairs and Alternations in the Premises, the Building or Building

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                                                                  EXECUTION COPY

  facilities and equipment; and (c) to take such actions as Landlord deems necessary or desirable in an emergency, including shutting down or turning off Tenant's computer, air conditioning, cooling and other equipment. Any entry by Landlord shall be made on reasonable advance oral notice, except in emergency situations. In exercising its rights under this Section 12.2, Landlord shall take reasonable measures to avoid unnecessary interference with Tenant's use and occupancy of the Premises. Landlord shall have a pass key or card key to the Premises and shall be allowed to bring materials and equipment into the Premises as necessary in connection with repairs and Alterations. If work is to be performed by Landlord in the Premises, Tenant shall afford Landlord access and the work shall be done with due diligence. Landlord shall not interfere with Tenant's business operations and shall not cause any interruption thereto; but Tenant acknowledges that Landlord's work may be done on business days during business hours and Tenant agrees to cooperate amicably enabling Landlord to complete such work. Landlord shall repair any damage it causes to the Premises and shall fully restore the Premises to the condition existing prior to the commencement of Landlord's work.

  SECTION 12.3  [INTENTIONALLY OMITTED.]

  SECTION 12.4  EXHIBITING THE PREMISES.  During the period of six (6) months
                -----------------------
  prior to the date of expiration of the Lease Term, Landlord and its agents may exhibit the Premises to prospective tenants during normal business hours, on reasonable advance oral notice to Tenant.

  SECTION 12.5. [INTENTIONALLY OMITTED]

  SECTION 12.6  BUILDING NAME AND ADDRESS.  Landlord reserves the right at any
                -------------------------
  time, without prior notice to Tenant, to change the Building's or the Telehouse Complex's respective name or address, and Landlord shall have no liability to Tenant for any cost or inconvenience occasioned thereby. Landlord shall provide Tenant notice within 5 days of change.

  SECTION 12.7  [INTENTIONALLY OMITTED]

  SECTION 12.8  SECURITY.  Landlord shall supply reasonable security measures
                --------
  for the Building, consistent with such services supplied for other buildings in the Teleport. By obligating itself to provide security measures, Landlord does not warrant or represent the adequacy or sufficiency of such security to protect persons and property in or about the Premises or the Building, and Landlord's obligations under this Section 12.8 are expressly subject to the exculpatory provisions of Article XVI of this Lease. In addition, Landlord reserves the right to institute such security measures as may be required by the Port Authority, from time to time.

  SECTION 12.9  OTHER RIGHTS.  The enumeration of rights of Landlord in this
                ------------
  Article is not all-inclusive, and shall not be construed to preclude or limit other rights reserved to Landlord by this Lease or by law.

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                                                                  EXECUTION COPY


                                  ARTICLE XIII

                             DAMAGE OR DESTRUCTION
                             ---------------------

  SECTION 13.1  RESTORATION.  If the Building or the Premises is partially
                -----------
  damaged or totally destroyed by fire or other casualty, and if this Lease is not terminated as provided in this Article XIII, Landlord shall repair the damage and restore the Building or the Premises (except for Tenant's Property), as the case may be, with reasonable dispatch after notice to Landlord of the damage or destruction and the collection of substantially all of the insurance proceeds receivable on account of the casualty; provided,
                                                                   --------
  that in no event shall Landlord be required to expend on such restoration amounts in excess of the total insurance proceeds collected on account of the casualty. Tenant shall not be obligated to repair damage to or destruction of the Building or the Premises caused by such casualty.

  SECTION 13.2  RENT ABATEMENT.  If fire or other casualty damages or destroys
                --------------
  or renders the Premises untenantable, or deprives Tenant of reasonable access to the Premises, the Base Rent shall be abated or reduced in the proportion that the Rentable Area of the untenantable portion of the Premises bears to the total Rentable Area of the Premises, for the period from the date of the damage or destruction to the date that any damage to the Premises has been substantially repaired except for Punch-List Items and Tenant has reasonable access to the Premises and Tenant's Share of Taxes and Building Operating Expenses shall be adjusted to the percentage that the Rentable Area of the portion of the Premises that has not been rendered untenantable bears to the then Rentable Area of the Building after the casualty; provided, however,
                                                         --------  -------
  should Tenant reoccupy a portion of the Premises for the conduct of Tenant's Business during the period the repair work is taking place and prior to the date that the Premises are substantially repaired, the Base Rent and Additional Rent allocable to such reoccupied portion, based upon the proportion which the Rentable Area of the reoccupied portion of the Premises bears to the total Rentable Area of the Premises, shall be payable by Tenant, and Tenant's Share of Taxes and Building Operating Expenses shall be adjusted based upon the proportion which the Rentable Area of the reoccupied portion of the Premises bears to the then total Rentable Area of the Building, from the date of such occupancy.

  SECTION 13.3  [INTENTIONALLY OMITTED]
                -----------------------

  SECTION 13.4  ELECTION TO TERMINATE.
                ---------------------

       13.4.1  LANDLORD'S ELECTION TO TERMINATE.  If:  (i) the Building or the
               --------------------------------
  Premises is totally destroyed by fire or other casualty; or (ii) the Building is so damaged (whether or not the Premises are damaged or destroyed) that Landlord elects not to restore the Building; or (iii) less than one (1) year remains in the Lease Term at the time of the fire or other casualty and the time necessary to rebuild or repair the Building or the Premises, in the opinion of a reputable contractor, would exceed ninety (90) days; then, in any of such cases, either party may terminate this Lease by giving the other party notice to such effect within ninety (90) days after the date of the casualty. This Lease shall terminate on the date specified in such party's notice.

       13.4.2  TENANT'S ELECTION TO TERMINATE.  If:  (i) the Building is totally
               ------------------------------
  destroyed by fire or other casualty; or (ii) the Building or the Premises is damaged to such an extent that Tenant cannot reasonably expect to conduct its business for a period exceeding ninety (90) days from

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                                                                  EXECUTION COPY

  the date of the casualty, Tenant may terminate this Lease by giving Landlord notice within ninety (90) days after the date of the casualty, and this Lease shall terminate as of the date of the casualty.

  SECTION 13.5  BUSINESS INTERRUPTION.  Except as set forth in Section 6.1.5 and
                ---------------------
  Section 6.2.2 of the Lease, Tenant shall not be entitled to any compensation or rent abatement solely on account of inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building pursuant to this Article XIII. Landlord shall exert reasonable efforts to make such repair or restoration promptly and in such manner as not to interfere unreasonably with Tenant's use and occupancy of the Premises, but Landlord shall have no obligation to perform such work on an overtime or premium-pay base.

  SECTION 13.6  TENANT'S PROPERTY.  Landlord shall not be obligated to repair
                -----------------
  any damage to or replace Tenant's Property.

  SECTION 13.7  WAIVER.  Tenant hereby waives the application of any law, now or
                ------
  hereafter in force, to any case of damage to or destruction of the Building or the Premises by fire or other casualty, or to a taking of all or part of the Building or the Premises subject to the provisions of Article XIV below. This
  Article XIII constitutes an express agreement governing the case of damage or destruction of the Premises or the Building by fire or other casualty, and
  Section 227 of the Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, shall not apply in any such case.



                                  ARTICLE XIV

                                 EMINENT DOMAIN
                                 --------------

  SECTION 14.1  COMPLETE TAKING.  If the whole of the Building or the Premises
                ---------------
  is taken by condemnation, sale in lieu of condemnation, or in any other manner for any public or quasi-public use or purpose ("Eminent Domain"), this Lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking or the date that the condemning or purchasing authority takes possession, whichever is earlier ("Date of the Taking"), and the Rents shall be prorated and adjusted as of such date.

  SECTION 14.2  PARTIAL TAKING.  If only part of the Building is taken by
                --------------
  Eminent Domain, this Lease shall be unaffected by such taking, except that:
  (a) if more than twenty-five percent (25%) of the Rentable Area of the Building shall be taken, whether or not any portion of the Premises shall be affected thereby, or if so much of the Building shall be taken that Landlord in the exercise of its good faith business judgment determines that it would be economically or operationally impractical to operate (including impracticability of providing conditioned air or of operating the emergency power system) the portion of the Building remaining after the taking, Landlord may, at its option, terminate this Lease by giving Tenant sixty (60) days prior notice to that effect within thirty (30) days after the Date of the Taking, and (b) if twenty percent (20%) or more of the Premises shall be so taken and the remaining area of the Premises shall not be reasonably adequate for Tenant to continue operation of its business, Tenant may terminate this Lease by giving Landlord sixty (60) days prior notice to that effect within thirty (30) days after the Date of the

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                                                                  EXECUTION COPY

  Taking. This Lease shall terminate on the sixtieth (60th) day after the date that such termination notice from Landlord or Tenant is given, and the Rents shall be prorated and adjusted as of such termination date. Upon a partial taking, where this Lease continues in force as to any part of the Premises, the Base Rent shall be reduced by the percentage that the Rentable Area of the portion of the Premises taken bears to the Rentable Area of the Premises prior to the taking, and Tenant's Share of Taxes and Building Operating Expenses shall be adjusted to the percentage that the Rentable Area of the portion of the Premises left to Tenant bears to the Rentable Area of the Building after the taking.

  SECTION 14.3  AWARD. Landlord shall be entitled to receive the entire award or
                -----
  payment in connection with any taking of the Premises, without deduction for any estate vested in Tenant by this Lease. Tenant hereby expressly assigns to Landlord all of its right, title and interest in and to every such award or payment. Tenant shall be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of Tenant's Property, interruption of its business or moving expenses, but only if Tenant's claim does not adversely affect or result in any reduction of Landlord's or the Port Authority's award or interfere with Landlord's or the Port Authority's prosecution of its claim for the taking. If Tenant intervenes in a condemnation proceeding in which Landlord or the Port Authority is a party, Landlord and Landlord's counsel or the Port Authority and the Port Authority's counsel shall manage and control the proceeding for the claimants.

  SECTION 14.4  TEMPORARY TAKING.  If all or any portion of the Premises is
                ----------------
  taken by Eminent Domain for a limited period of time,not exceeding fourteen
  (14) days this Lease shall remain in full force and effect and Tenant shall continue to perform all of Tenant's obligations under this Lease, including, without limitation, the payment of Rents. Tenant shall be entitled to receive that portion of the award which is made for any such temporary taking of the Premises attributable to any period within the Lease Term and for any damage to Tenant's Property. Landlord shall be entitled to receive that portion of the award which is made for any such temporary taking of the Premises attributable to the period after the expiration of the Lease Term or which is allocable to the Building, other than the Premises, or to the cost of restoration of the Premises or which is made for any other purpose. If any such temporary taking terminates prior to the expiration of the Lease Term, Tenant shall restore the Premises as nearly as possible to their condition prior to the taking, at Tenant's sole cost and expense; provided that Tenant shall receive the portion of the award attributable to such restoration. If all of the Premises is taken by Eminent Domain for a period of time longer than ninety (90) consecutive days, then Tenant shall have the right to treat such taking as a Total Taking and the provisions of Sections 14.1 and 14.3 shall apply. If less than all of the Premises is taken by Eminent Domain for a period of time longer than ninety (90) consecutive days, then Tenant shall have the right to treat such taking as a Partial Taking and the provisions of Sections 14.2 and 14.3 shall apply.



                                   ARTICLE XV

                             SURRENDER OF PREMISES
                             ---------------------

  SECTION 15.1  SURRENDER.  On the last day of the Lease Term, or upon any
                ---------
  earlier termination of this Lease, or upon any re-entry by Landlord upon the Premises, Tenant shall quit

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                                                                 EXECUTION COPY
  and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, ordinary wear and tear and also excepting any damage or destruction caused by fire or other casualty which Tenant is not obligated by this Lease to repair. As provided in Section 9.2, Tenant shall remove all of Tenant's Property from the Premises.

  SECTION 15.2  ACCEPTANCE OF SURRENDER.  Prior to expiration of the Lease Term,
                -----------------------
  or earlier termination of this Lease in accordance with the terms hereof, no act or thing done by Landlord or its agents (including accepting the keys to the Premises) shall be deemed an acceptance of surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

  SECTION 15.3  NO MERGER.  The surrender of this Lease by Tenant or the
                --------
  termination of this Lease prior to expiration of the Lease Term shall not constitute a merger, and at the option of Landlord shall operate as an assignment to Landlord of any subleases of the Premises.

  SECTION 15.4  NO HOLDING OVER.  There shall be no holding over by Tenant after
                ---------------
  expiration of the Lease Term, and the failure by Tenant to deliver possession of the Premises to Landlord shall be an unlawful detainer.


                                  ARTICLE XVI

                        EXCULPATION AND INDEMNIFICATION
                        -------------------------------

  SECTION 16.1  Exculpation.  Except to the extent provided for in this Lease,
                -----------
  neither Landlord, nor any partner, shareholder, director, officer, agent or employee of Landlord nor the Port Authority nor the agents or employees of the Port Authority shall be liable to Tenant or its partners, directors, officers, contractors, agents,employees, invitees, sublessees or licensees, for any loss,injury or damage to Tenant or to any other Person, or to its or their property, irrespective of the cause of such injury, damage or loss, including but not limited to, claims for damage resulting from: (i) any equipment or appurtenances becoming out of repair; (ii) injury done or occasioned by weather conditions; (iii) any defect in or failure of plumbing, heating or air conditioning equipment, raised flooring, leak detection equipment, gas, water, and steam pipes, stairs, porches, railings or walks; (iv) broken glass; (v) the backing up of any sewer pipe or downspout; (vi) the bursting, leaking or running of any water pipe, air conditioner, humidifier, chiller, tank, tub, washstand, water closet, waste pipe, sprinkler, drain or any other pipe or tank in, upon or about the Building or the Premises; (vii) the escape of steam or hot water; (viii) water, snow or ice being upon or coming through the roof or any skylight, trapdoor, stair, doorway, window, walk or any other place upon or near the Building or the Premises or otherwise; (ix) the falling of any fixture, plaster, tile or stucco; and (x) any act, omission or negligence of other lessees, licensees or other occupants of the Building or of adjoining or contiguous buildings or of owners of adjacent or contiguous property; unless solely caused by or solely resulting from the gross negligence or willful misconduct of Landlord or its employees in the operation or maintenance of the Premises or the Building, without any contributing negligence on the part of Tenant or any of its sublessees or licensees or its or their employees, agents or contractors, or any other lessees or occupants of the Building. Further, neither Landlord, nor any partner, shareholder, director, officer, agent or employee of Landlord nor the Port Authority or the Commissioners, officers, agents and employees of the Port Authority in its capacity as Superior

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                                                                  EXECUTION COPY


  Lessor shall be liable: (a) for any such damage caused by other lessees or Persons in or about the Building, or caused by operations in construction of any private, public or quasi-public work; or (b) for consequential damages, whether arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Person claiming through or under Tenant, or arising from any other cause including the gross negligence or willful misconduct of Landlord or its agents, contractors or employees.

  SECTION 16.2  INDEMNITY.
                ---------

       (A) To the extent not covered by insurance, Tenant shall defend, indemnify and hold harmless Landlord, the Port Authority and the Commissioners of the Port Authority, all Superior Lessors and Superior Mortgagees, and its and their respective partners, directors, officers, agents and employees (in the case of the Landlord only, to the extent not covered by insurance maintained by Landlord) from and against any and all claims, demands, liability, losses, damages, costs and expenses arising from or in connection with: (a) the use or occupancy of the Premises or the conduct or management of the Premises or of any business therein, or any work or act whatsoever done, or any condition created (other than by Landlord or with respect to which Landlord is obligated to remedy pursuant to the terms and provisions of this Lease) in or about the Premises during the Lease Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises or during any holdover by Tenant after the expiration or earlier termination of this Lease; (b) any act or omission of Tenant or any of its subtenants or licensees or its or their partners, directors, officers, members, agents, employees, representatives, contractors, customers, guests, invitees and other Persons doing business with Tenant or who are at the Premises with Tenant's consent (whether or not such acts or omissions occur at the Premises or elsewhere in the Teleport); (c) any accident, injury or damage whatever (unless caused solely by Landlord's negligence) occurring in or about the Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease or under any other lease of space in the Telehouse Complex or any ancillary service agreement or other agreement between Landlord and Tenant. If any claim, action or proceeding is brought against any of the persons indemnified under this Section 16.2 (A) for a matter covered by this indemnity, Tenant, upon notice from the indemnified Person, shall defend such claim, action or proceeding by counsel reasonably satisfactory to Landlord and the indemnified Person. In the conduct of such defense, Tenant shall not, without obtaining express advance permission from the General Counsel of the Port Authority, raise any defense involving in any way the jurisdiction of the tribunal over the person of the Port Authority, the immunity of the Port Authority, its Commissioners, officers, agents or employees, the governmental nature of the Port Authority, or the provisions of any statutes respecting suits against the Port Authority. Any party seeking indemnification pursuant to this Section 16.2 (A) shall (i) give prompt written notice to Tenant of the commencement by a third party of any action, suit or proceeding or of any written threat from a third party of any claim, action, suit or proceeding for which such party shall seek to be indemnified,
  (ii) advise Tenant in writing upon request of the status of the same, (iii) cooperate, at no expense to such party, with Tenant with respect to the defense of the same, and (iv) not settle or compromise any such claim, action, suit or proceeding without Tenant's prior written consent, which consent shall not unreasonably be withheld. The Tenant's obligations under this Section
  16.2 (A) shall not be diminished by any delay or failure to comply with the foregoing clauses (i) through (iv), except to the extent that such failure or delay results in any increased costs or material prejudice to Tenant solely as a result of such failure or delay.

                                                                  EXECUTION COPY

       (B) Landlord shall defend, indemnify and hold harmless Tenant and its partners, directors, officers, agents and employees (to the extent not covered by insurance maintained by Tenant) from and against any and all claims, liability, losses, damages, costs and expenses arising from or in connection with: (a) the use or occupancy of the Building (other than the Premises) or the conduct or management of the Building (other than the Premises), or any work or act whatsoever done, or any condition created (other than by Tenant or with respect to which Tenant is obligated to remedy pursuant to the terms and provisions of this Lease) in or about the Building (other than the Premises) during the Lease Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises or during any holdover (with Landlord's express written consent) by Tenant after the expiration or earlier termination of this Lease; (b) any act or omission of Landlord or any of its partners, directors, officers, members, agents, employees, representatives, and contractors, and other Persons doing business with Landlord (excluding other tenants and occupants of the Building) (whether or not such acts or omissions occur at the Building or elsewhere in the Teleport); (c) any accident, injury or damage whatever (unless causes solely by Tenant's negligence) occurring in or about the Building (other than the Premises); and (d) any breach or default by Landlord in the full and prompt payment and performance of Landlord's obligations under this Lease or any ancillary service agreement or other agreement between Landlord and Tenant.
  If any claim, action or proceeding is brought against any of the persons indemnified under this Section 16.2 (B) for a matter covered by this indemnity, Landlord, upon notice from the indemnified Person, shall defend such claim, action or proceeding by counsel reasonably satisfactory to Tenant and the indemnified Person. Any party seeking indemnification pursuant to this Section 16.2 (B) shall (i) give prompt written notice to Landlord of the commencement by a third party of any action, suit or proceeding or of any written threat from a third party of any claim, action, suit or proceeding for which such party shall seek to be indemnified, (ii) advise Landlord in writing upon request of the status of the same, (iii) cooperate, at no expense to such party, with Landlord with respect to the defense of the same, and (iv) not settle or compromise any such claim, action, suit or proceeding without Landlord's prior written consent, which consent shall not unreasonably be withheld. Landlord's obligations under this Section 16.2 (B) shall not be diminished by any delay or failure to comply with the foregoing clauses (i) through (iv), except to the extent that such failure or delay results in any increased costs or material prejudice to Landlord solely as a result of such failure or delay.

  SECTION 16.3  TRANSFERS OF LANDLORD'S INTEREST.  The term "Landlord" shall
                --------------------------------
  mean only the owner at the time in question of the present Landlord's interest in the Building. In the event of a sale or transfer of the Building (by operation of law or otherwise) or a lease of all or substantially all of the Building, or a sale or transfer (by operation of law or otherwise) of the leasehold estate under any such lease, the grantor, transferor or lessor, as the case may be, shall be and hereby is (to the extent of the interest or portion of the Building or leasehold estate sold, transferred or leased) automatically and entirely released and discharged, from and after the date of such sale and other thus accrued obligations, transfer or leasing, of all liability in respect of the performance of any of the terms of this Lease on the part of Landlord thereafter to be performed; it being intended that Landlord's obligations hereunder shall be binding on Landlord, its successors and assigns only during and in respect of their respective successive periods of ownership. In the event of such a sale, transfer or leasing, the covenants of Landlord shall thereafter be binding upon the transferee of Landlord's interest. If Landlord's interest in the Building shall be sold, assigned or otherwise transferred to any Person, including any transfer upon the exercise of any remedy provided in a Superior Lease or a Superior Mortgage or at law or equity, that Person, and

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                                                                  EXECUTION COPY

  each Person thereafter succeeding to its interest in the Building, shall not be: (a) liable for any act or omission of Landlord under this Lease occurring prior to such sale, assignment or other transfer; (b) subject to any offset, defense or counterclaim accruing prior to such sale, assignment, or other transfer; (c) bound by any payment prior to such sale, assignment or other transfer of Base Rent or Additional Rent for more than one month in advance; and (d) liable for the return of the Security Deposit except to the extent that the Security Deposit has been paid over to such Person.

  SECTION 16.4  RECOURSE LIMITED TO BUILDING.  No recourse shall be had on any
                ----------------------------
  of Landlord's obligations hereunder or for any claim based thereon or otherwise in respect thereof against any agent, incorporator, subscriber to the capital stock, shareholder, officer, director, or employee, past, present or future, of any corporation or any joint venturer of a joint venture which shall be Landlord hereunder or included in the term "Landlord" or of any successor of any such corporation, or against any principal, disclosed or undisclosed, or any affiliate of any party which at the time the obligation accrued shall have been Landlord or included in the term "Landlord", whether directly or through Landlord or through any receiver, assignee, trustee in bankruptcy or through any other Person, whether by virtue of any law or by enforcement of any assessment or penalty or otherwise, except to the extent of the interest of any of the foregoing in the Building or the proceeds of the Building, all such liability, except as aforesaid, being expressly waived and released by Tenant. Tenant shall look solely to Landlord's estate and interest in the Building or the proceeds of the Building for the satisfaction of any right of Tenant for the collection of a judgment or other judicial process or arbitration award requiring the payment of money by Landlord, and no other property or assets of Landlord, Landlord's agents, incorporators, subscribers, shareholders, officers, directors, employees, partners, principals (disclosed or undisclosed) or affiliates shall be subject to levy, lien, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's rights and remedies under or with respect to this Lease, the relationship of Landlord and Tenant, or Tenant's use and occupancy of the Premises or any other liability of Landlord to Tenant.

  SECTION 16.5  RESPONSIBILITY FOR INFRASTRUCTURE.  The Infrastructure has been
                ---------------------------------
  designed and constructed and will be repaired and maintained by the Port Authority. Landlord shall have no responsibility regarding the Infrastructure, and the Rents will not be reduced or abated, nor will Tenant's other obligations hereunder be affected, by any defect or change in, or closure of, or failure to complete, the Infrastructure; provided however, the
                                                          ----------------
  Base Rent and Tenant's Share of Taxes and Building Operating Expenses will be abated on a daily basis for each day of twelve (12) hours or more that Tenant is denied access to the Building by some defect in or repair or closure of the Infrastructure; and provided further, that the provisions set forth in Section
                      ----------------
  6.1.5 and Section 6.2.2 shall apply.



                                  ARTICLE XVII

                          SUBORDINATION AND ATTORNMENT
                          ----------------------------

  SECTION 17.1  Subordination.  This Lease, and all rights of Tenant under it,
                -------------
  are subordinate to the Ground Lease and the rights of the Port Authority thereunder and all present and future ground leases of all or any part of the Building or any other part of the Telehouse

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                                                                  EXECUTION COPY

  Complex (except for leases of office or commercial space within the Building or other portions of the Telehouse Complex); existing present and future mortgages encumbering the Building, the Telehouse Complex or any of such leases, including mortgages also covering other real property; all past and future advances made under such mortgages, all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages; unless the lessor under any such lease or the mortgagee under any such mortgage elects that this Lease shall be superior to his lease or mortgage pursuant to Section 17.2. This Section 17.1 shall be self-operative and no further instrument of subordination shall be required. However, in confirmation of subordination, Tenant shall promptly execute, acknowledge and deliver any instrument, reasonably satisfactory to Tenant, that Landlord, the lessor under any such lease or the mortgagee under any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within fifteen (15) days after request therefor, such failure shall constitute a material default under this Lease. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, with full power of substitution, coupled with an interest, to execute, acknowledge and deliver any such instrument for and on behalf of Tenant in the event of such a default by Tenant, but exercise by Landlord of its power of attorney shall not cure the default. Any lease to which this Lease, at the time referred to, is subordinate (including the Ground Lease) is herein called a "Superior Lease" and the lessor of a Superior Lease or its successor in interest, at the time referred to (including the Port Authority), is herein called a "Superior Lessor"; and any mortgage to which this Lease, at the time referred to, is subordinate is herein called a "Superior Mortgage" and the holder of a Superior Mortgage is herein called a "Superior Mortgagee". Each Superior Lessor or Superior Mortgagee is also herein called a "Superior Interest Holder".

  SECTION 17.2  ELECTION TO SUBORDINATE.  By written notice to Tenant, any
                -----------------------
  Superior Lessor or Superior Mortgagee may elect to subordinate its Superior Lease or Superior Mortgage to this Lease.

  SECTION 17.3  NOTICE AND CURE OF LANDLORD'S DEFAULT.  If any act or omission
                -------------------------------------
  of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right until: (a) it has given written notice of the act or omission to Landlord, to the Port Authority at its address specified in Section 24.13 and to each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished to Tenant, which notice shall specifically refer to this Section 17.3 and shall describe Landlord's default with reasonable detail, specifying the section of this Lease as to which Landlord is in default, and (b) a reasonable period for remedying the act or omission shall have elapsed following the giving of such notice and following the time during which the Port Authority and each such Superior Mortgagee or Superior Lessor would be entitled under its Superior Mortgage or Superior Lease to remedy the act or omission (which reasonable period shall in no event be shorter than the period during which Landlord would be entitled under this Lease, after similar notice, to effect such remedy nor be shorter than thirty (30) days). If, within said reasonable period, the Port Authority or such a Superior Mortgagee or Superior Lessor gives Tenant notice of its intention to remedy the act or omission, and thereafter diligently commences the required remedial action and pursues it to completion, Tenant shall have no right to terminate this Lease on account of the act or omission.

  SECTION 17.4  ATTORNMENT.  Any Superior Lessor or Superior Mortgagee who
                ----------
  succeeds to

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                                                                  EXECUTION COPY

  the rights of Landlord under this Lease, whether through exercise of remedies in a Superior Lease or Superior Mortgage or by operation of law, is in this
  Section 17.4 called a "Successor Landlord". Subject to the terms of any non-disturbance agreement between Tenant and the Superior Landlord, if such Successor Landlord does not elect to treat this Lease as extinguished, upon the Successor Landlord's request, Tenant shall attorn to and recognize the Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence the attornment. Tenant hereby irrevocably appoints Landlord or the Successor Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver the instrument of attornment on behalf of Tenant in the event Tenant fails to do so within twenty (20) days after receipt. Upon attornment, this Lease shall continue in full force and effect and as a direct lease between the Successor Landlord and Tenant, upon all of the terms, conditions and covenants as are set forth in this Lease, subject to the provisions of Section 16.3.

  SECTION 17.5 Requirements of Superior Lessor or Mortgagee. If any Superior Lessor or Superior Mortgagee requires any modifications of this Lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord instruments effecting the modifications that the Superior Lessor or Superior Mortgagee requires, provided that such modifications do not adversely affect in a material respect any of Tenant's rights or Landlord's obligation, or reduce limit or modify, in a manner materially adverse to Tenant, Landlord's obligations under this Lease.

  SECTION 17.6  COMPLIANCE WITH GROUND LEASE.
                ----------------------------

       17.6.1  APPROVAL OF LEASE AND SUBLEASE BY PORT AUTHORITY.
               ------------------------------------------------
  Notwithstanding the execution of this Lease by Landlord and Tenant, if the Port Authority shall refuse to execute and deliver a consent agreement in the form attached to the Ground Lease as "Exhibit Z", a copy of which is attached hereto as Exhibit Z, then on the date of such refusal this Lease shall terminate and all obligations of Landlord and Tenant arising thereafter shall be discharged and released automatically. In addition, if the Port Authority shall fail to execute and deliver a consent agreement in the form attached to the Ground Lease as "Exhibit Z", a copy of which is attached hereto as Exhibit Z within fourteen (14) days from the Fixed Commencement Date, then Tenant shall have the right to terminate this lease and all obligations of Landlord and Tenant arising thereafter shall thereafter be discharged and released. Alternatively, if either Landlord or Tenant elects not to perform any of their respective obligations hereunder until the Port Authority consents, then this Lease shall not become effective until Landlord, Tenant and the Port Authority shall each have executed a consent agreement in the form attached to the Ground Lease as "Exhibit Z", a copy of which is attached hereto as Exhibit Z. Additionally, no sublease of the Premises or assignment of this Lease shall be effective until Tenant, its proposed subtenant or assignee and the Port Authority shall each have executed a consent agreement in the form attached hereto as Exhibit Z. Use or occupancy of the Premises by Tenant or any subtenant or assignee pursuant to consent by the Port Authority shall not entitle any such subtenant or assignee to any rights or privileges which the Port Authority has or may hereafter accord to lessees of space at the Teleport.

       17.6.2  COMPLIANCE WITH GROUND LEASE.  Tenant shall: (i) observe, be
               ----------------------------
  bound by, and comply with all of the terms, provisions, covenants and conditions of the Ground Lease affecting its operations under or in connection with this Lease and its occupancy of the Premises; (ii) use the Premises for the Permitted Use and for no other purpose whatsoever; and (iii) pay

                                      -43-
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                                                                  EXECUTION COPY

  directly to the Port Authority on demand any rental, fee, charge or other amount due to Landlord if Landlord shall be under notice of default under the Ground Lease. Notwithstanding the foregoing and, except as otherwise provided herein, Tenant shall not be bound by or be required to comply with any payment obligation of Landlord under the Ground Lease. If the default shall have been remedied, the Port Authority shall remit to Landlord any such rentals, fees, charges or other amounts it has collected and which have not been used by the Port Authority to cure the default pursuant to the terms of the Ground Lease. No change or modification to this Lease shall be binding on the Port Authority unless and until the Port Authority shall have given its written approval to such change or modification. This Lease shall terminate and expire, without notice to Tenant, no later than the day preceding the date of expiration of the Ground Lease, or on the earlier expiration date of the Lease Term, or on the effective date of any revocation of the Port Authority's consent to this Lease. The Ground Lease requires that this Lease contain the following provision, and Tenant agrees to perform and comply with the covenants of the "Tenant" contained therein:

  "Tenant covenants and agrees that, if by reason of a default upon the part of Landlord who is the Lessee under the Underlying Lease covering the demised premises, to wit, the Agreement of Lease between The Port Authority of New York and New Jersey as Lessor and TELEHOUSE International Corporation of America, as Lessee, in the performance of any of the terms or provisions of such Underlying Lease or if for any other reason of any nature whatsoever such Underlying Lease and the leasehold estate of the Lessee thereunder are terminated by summary dispossess proceedings or otherwise, Tenant, at the request in writing of the then landlord under such Underlying Lease, shall attorn to and recognize such landlord as Tenant's landlord under this lease. Tenant covenants and agrees to execute and deliver, at any time and from time to time, upon the request of the landlord under such Underlying Lease, any instrument which may be necessary or appropriate to evidence such attornment. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may terminate this lease or give or purport to give Tenant any right of election to terminate this lease or to surrender possession of the premises demised hereby in the event such Underlying Lease terminates or in the event any such proceeding is brought by the landlord under such Underlying Lease if such landlord shall have requested in writing that Tenant attorn, as aforesaid, and in that circumstance Tenant agrees that this lease shall not be affected in any way whatsoever by any such proceeding or termination. Nothing contained herein shall obligate the landlord to request the Tenant to attorn or to accept such attornment from the Tenant."



                                 ARTICLE XVIII

                                QUIET ENJOYMENT
                                ---------------

  SECTION 18.1  Quiet Enjoyment.  So long as Tenant timely pays all the Rents
                ---------------
  and performs all of Tenant's other obligations hereunder within the time periods permitted under this Lease, Tenant shall peaceably and quietly, hold and enjoy the Premises during the Lease Term without hindrance or ejection by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions and to Superior Leases and Superior Mortgages. This covenant is a covenant running with the land, and is not a personal covenant of Landlord, except to the extent of Landlord's interest in this Lease and for only so long as such

                                      -44-
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                                                                  EXECUTION COPY

  interest shall continue.



                                  ARTICLE XIX

                           ASSIGNMENTS AND SUBLEASES
                           -------------------------

  SECTION 19.1  [INTENTIONALLY OMITTED]

  SECTION 19.2  PROHIBITION.  Tenant shall not mortgage, pledge, encumber or
                -----------
  otherwise hypothecate this Lease or the Premises or any part thereof in any manner whatsoever, and any attempt to do so shall be void and a material breach of this Lease. Provided that Tenant obtains the prior written consent of the Port Authority pursuant to Section 17.6 and of Landlord in accordance with the provisions of this Article XIX, then Tenant may (a) assign or otherwise transfer this Lease or offer or advertise to do so; or (b) sublet the Premises or any part thereof, or offer or advertise to do so. Any attempt by Tenant to assign or transfer this Lease or offer or advertise to do so, or sublet the Premises or offer or advertise to do so, without strictly complying with the requirements of Section 17.6 and this Article XIX shall be void and a material breach of this Lease. Use or occupancy of the Premises by a licensee, concessionaire, or any other Person other than Tenant is a sublease subject to the provisions of this Article XIX.

  SECTION 19.3  CORPORATE AND PARTNERSHIP TRANSACTIONS.  If Tenant is a
                --------------------------------------
  corporation, a dissolution of the corporation or a transfer (by one or more transactions) of a majority of the voting stock of Tenant shall be deemed an assignment of this Lease subject to the provisions of Section 17.6 and this
  Article XIX; but the provisions of this Article XIX shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or which controls or is controlled by Tenant or is under common control with Tenant, provided that a principal purpose of such merger or transfer is not the assignment of this Lease and that in any of such events the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer. Proof satisfactory to Landlord of such net worth shall be delivered to Landlord at least thirty (30) days prior to the effective date of any such transaction. If Tenant is a partnership, a dissolution of the partnership or a transfer of the controlling interest in Tenant (including the admission of new partners or withdrawal of existing partners having a controlling interest) shall be deemed an assignment of this Lease subject to the provisions of Section 17.6 and this
  Article XIX, regardless of whether the transfer is made by one or more transactions, or whether one or more Persons hold the controlling interest prior to the transfer or afterwards.

  SECTION 19.4  NOTICE TO LANDLORD.  Tenant shall give notice to Landlord of any
                ------------------
  proposed assignment or sublease accompanied by: (a) a conformed or photostatic copy of the proposed assignment or sublease; (b) a statement setting forth in reasonable detail the identity of the proposed assignee or sublessee, the nature of its business and (for a proposed sublease) the space to be sublet; and (c) current financial information with respect to proposed assignee or sublessee, including, without limitation, its most recent financial report.

  SECTION 19.5  [INTENTIONALLY OMITTED]

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                                                                  EXECUTION COPY

  SECTION 19.6  [INTENTIONALLY OMITTED]

  SECTION 19.7  [INTENTIONALLY OMITTED]

  SECTION 19.8  CONSENT BY LANDLORD.  Landlord, in its reasonable judgment,
                -------------------
  shall either consent, or withhold its consent, to the proposed assignment or sublease. Landlord may condition its consent on reasonable conditions, including, without limitation, the following requirements:

       19.8.1. The business of the proposed assignee or sub-tenant and its use of the Premises, or the relevant portion thereof, must be consistent with the Permitted Use and, in Landlord's judgment, in keeping with the standards of the Building.

       19.8.2 The proposed assignee or subtenant must be a reputable person of good character, with sufficient assets and income, in Landlord's judgment, to bear the financial responsibilities of Tenant under this Lease, and Landlord must be furnished with reasonable proof thereof.

       19.8.3 Neither the proposed assignee or sublessee, nor any person who directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or sublessee or any person who controls the proposed assignee or sublessee, may then be an occupant of any part of the Building unless Landlord is unable to provide the proposed assignee or subtenant with comparable space within the building.

       19.8.4 The proposed assignee or sublessee is not presently negotiating with Landlord to lease space in the Building (or with the Port Authority to lease space in the Teleport).

       19.8.5 The form of the proposed sublease must be reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article XIX.

       19.8.6 There may not be more than one Person occupying the Premises, in the case of an assignment of this Lease or a sublease of all of the Premises, or occupying the Sublet Portion, in the case of a sublease of part of the Premises.

       19.8.7 In the case of a sublease, Tenant shall not advertise or permit any broker or agent or other Person to advertise the availability of the Premises or any portion thereof at an aggregate rent per square foot of Rentable Area which is less than the current market rent per square foot of Rentable Area of the Premises that could be obtained if the Premises were vacant.

       19.8.8 The Sublet Portion must be regular in shape and suitable for normal leasing purposes.

       19.8.9 The written consent of the Port Authority to the proposed sublease or assignment must first be obtained. In this regard, Tenant acknowledges that under the terms of the Ground Lease the Port Authority's consent to any subletting or assignment is required and that the Port Authority has no obligation whatsoever to give such consent.

                                      -46-
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                                                                  EXECUTION COPY

  SECTION 19.9  MISCELLANEOUS.
                --------------

       19.9.1  GENERAL TERMS.  Any sublease to which Landlord gives its consent
               -------------
  shall be expressly subject and subordinate to all of the covenants, agreements, terms, provisions and conditions contained in this Lease and to the Ground Lease. Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred by Landlord in connection with any proposed assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and legal costs incurred in connection with any request for consent. Any assignment of this Lease to which Landlord gives its consent shall not be valid or binding on Landlord unless and until the assignee executes an agreement in form and substance reasonably satisfactory to Landlord, and expressly enforceable by Landlord, whereby the assignee assumes and agrees to be bound by all of the provisions of this Lease and to perform all of the obligations of Tenant hereunder. Tenant's obligation to reimburse Landlord for costs under this Section shall be limited to an amount equal to the direct, out-of-pocket costs and expenses actually incurred by Landlord. Upon request, Landlord shall provide Tenant with copies of all invoices for which reimbursement is sought and any related documents.

       19.9.2  TENANT REMAINS LIABLE.  Notwithstanding any sublease to Landlord
               ---------------------
  or any assignment or sublease to any other Person, Tenant will remain fully liable for the payment of Rents and for the performance of all the other obligations of Tenant contained in this Lease. Any act or omission of an assignee or subtenant, or anyone claiming under or through any subtenant, that violates any of the obligations of this Lease shall be deemed a violation of this Lease by Tenant.

       19.9.3  LANDLORD'S CONSENT REQUIRED.  The consent by Landlord and the
               ---------------------------
  Port Authority to any assignment or sublease shall not relieve Tenant or any Person claiming through or under Tenant of the obligation to obtain the consent of Landlord and the Port Authority, pursuant to the provisions of
  Section 17.6 and this Article XIX, to any future assignment or sublease.

       19.9.4  INDEMNIFICATION OF LANDLORD.  If Landlord or the Port Authority
               ---------------------------
  declines to give its consent to any proposed assignment or sublease, Tenant shall indemnify, defend and hold Landlord and the Port Authority harmless against and from any and all loss, liability, damages, costs and expenses (including reasonable attorneys' fees) resulting from any claims that may be made against Landlord or the Port Authority by the proposed assignee or sublessee, or brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

       19.9.5  GENERAL SUBLEASE PROVISIONS.  With respect to each and every
               ---------------------------
  sublease authorized by Landlord under the provisions of this Article XIX, it is further agreed that:

       (i) The term of the sublease must end no later than one day prior to the last day of the Lease Term.

       (ii) No sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until a fully executed counterpart of such sublease has been delivered to Landlord.

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                                                                  EXECUTION COPY

       (iii) Each sublease shall provide that it is subject and subordinate to this Lease and the Ground Lease and to all Superior Leases and Superior Mortgages; that Landlord may enforce the provisions of the sublease, including collection of rents; that in the event of termination of this Lease or re-entry or repossession of the Premises by Landlord, Landlord may, at its option, take over all of the right, title and interest of Tenant, as
  sublessor, under such sublease, and   such subtenant shall, at Landlord's
  option, attorn to Landlord but that nevertheless Landlord shall not: (1) be liable for any previous act or omission of Tenant under such sublease; (2) be subject to any defense or offset previously accrued in favor of the subtenant
  against Tenant; or (3) be bound by any previous   modification of such
  sublease made without Landlord's written consent or by any previous prepayment of more than one (1) month's rent.

       19.9.6  MODIFICATION.  Landlord shall not be bound by any modification or
               ------------
  amendment to a sublease of the Premises which Landlord has not approved in writing.

  SECTION 19.10  [INTENTIONALLY OMITTED]

  SECTION 19.11  ADDITIONAL CHARGES.  If Landlord shall give its consent to any
                 ------------------
  assignment of this Lease or to any sub-lease, Tenant shall in consideration therefor, pay to Landlord, as Additional Rent:

       (a) in the case of an assignment, an amount equal to the Recapture Percentage specified in Section 1.1 multiplied by all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (including sums paid for the purchase or rental of part or all of Tenant's Property to the extent that such sums are intended as consideration for the assignment of the Lease) less (ii) Tenant Expenses in connection with such assignment; and

       (b)  in the case of a sublease, (i) the Recapture Percentage specified in
  Section 1.1 multiplied by the amount by which the sublease rental exceeds the portion of the Rents allocable to the subleased space less (ii) Tenant Expenses in connection with such sublease. In computing this amount, the sublease rental shall include all rents, charge and other consideration payable to Tenant under the terms of the sublease and any collateral agreements, and also sums paid by the sublessee for the purchase or rental of all or part of Tenant's Property to the extent that such sums are intended as sublease rental. The Rents allocable to the subleased space for any period shall equal the total Rents accruing during such period, multiplied by a fraction, the numerator of which is the Rentable Area of the subleased space and the denominator of which is the Rentable Area of the Premises.

  Said Additional Rent shall be paid by Tenant to Landlord as and when said sums, rentals, and other consideration (or any portion thereof) are received by Tenant; provided that Tenant shall receive a credit toward such Additional Rent in an amount equal to the net unamortized or undepreciated cost of any of Tenant's Property that is sold to the assignee or sublessee in connection with such assignment or sublease, determined on the basis of Tenant's federal income tax returns, such credit to be prorated over the period during which such sums, rentals, or other consideration are to be paid by the assignee or sublessee, in proportion to the amount of such sums, rentals or other consideration received by Tenant.

       For purposes of this Section 19.11, "Tenant Expenses" in connection with an

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                                                                  EXECUTION COPY

  assignment or sublease shall mean all brokerage commissions, legal fees, takeover expenses and cash contributions or alteration expenses incurred, or to be incurred, by Tenant in connection with such assignment or sublease.

  SECTION 19.12  ACCEPTANCE OF RENT.  If this Lease is assigned, whether or not
                 ------------------
  in violation of the provisions of this Lease, Landlord may collect Rents from the assignee. If the Premises or any part thereof are sublet, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, collect rent from the sublessee. In either event, Landlord may apply the net amount collected to payment of Rents, but no such assignment, subletting, or collection shall be deemed a waiver of any of the provisions of this Article, an acceptance of the assignee or sublessee as a lessee, or a release of Tenant from the performance by Tenant of Tenant's obligations under this Lease.

  SECTION 19.13  STANDARDS OF LANDLORD'S CONSENT.  Landlord and Tenant agree
                 -------------------------------
  that if Tenant desires to assign this Lease or sublet all or any part of the Premises, and Landlord withholds its consent or conditions its consent and Tenant believes that Landlord did so unreasonably, Tenant may prosecute an action for declaratory relief to determine if Landlord unreasonably withheld or conditioned its consent, but Tenant waives and discharges any claims it may have against Landlord for damages arising from Landlord's withholding or conditioning its consent. In any such action, each party shall bear its own attorneys' fees. Tenant shall indemnify, defend and hold Landlord harmless from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent.



                                   ARTICLE XX

                             ESTOPPEL CERTIFICATES
                             ---------------------

  SECTION 20.1  ESTOPPEL CERTIFICATES.  Landlord and Tenant each agree from time
                ---------------------
  to time, within twenty (20) days after a request by the other, to execute and deliver to the other an estoppel certificate, in form satisfactory to the other, that: (a) certifies that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications); (b) states the expiration date of the Lease Term and that there are no agreements with either party to extend or renew the Lease Term or to permit any holding over (or if there are any such agreements, describes them and specifies the periods of extension or renewal); (c) certifies the dates through which Rents have been paid; (d) states whether or not, to the knowledge and belief of Landlord or Tenant, Tenant or Landlord is in default in performance of any of its obligations under this Lease, and specifies each default of which Landlord or Tenant has knowledge; (e) states whether or not, to the knowledge and belief of Landlord or Tenant, any event has occurred that, with the giving of notice or passage of time, or both, would constitute a default by Tenant or Landlord and, if such an event has occurred, specifies each such event; (f) states whether Tenant is entitled to any credits, offsets, defenses or deductions against payment of Rents, and, if so, describes them; and (g) states that Tenant has no rights or options to purchase the Building or the Telehouse Complex or the Premises. An estoppel certificate issued by Landlord or Tenant pursuant to this Section 20.1 shall be a

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                                                                  EXECUTION COPY

  representation and warranty by such party which may be relied upon by the other party and by others with whom the other party may be dealing, regardless of independent investigation. Landlord or Tenant also shall include in any estoppel certificate such other information concerning this Lease as the other party may reasonably request. If Landlord or Tenant fails to execute and deliver an estoppel statement within twenty (20) days after a request by the other party: (i) the other party's representations concerning the factual matters covered by an estoppel certificate, as described above, shall be conclusively presumed to be correct, and (ii) such failure shall be a material default. Upon request, Tenant shall execute and deliver estoppel certificates to the Port Authority and any other Superior Lessor and any Superior Mortgagee.



                                  ARTICLE XXI

                            [INTENTIONALLY OMITTED]
                            -----------------------



                                  ARTICLE XXII

                                     BROKER
                                     ------

  SECTION 22.1  BROKER.  Tenant covenants, warrants and represents that no
                ------
  broker was instrumental in bringing about or consummating this Lease and that Tenant had no conversations or negotiations with any broker concerning the leasing of the Premises. Tenant agrees to indemnify, defend and hold Landlord harmless against and from any claims for any brokerage commissions or finder's fees by persons other than Tenant's Broker, and all costs, expenses and liabilities incurred in connection with such claims, including attorneys' fees. Landlord agrees to indemnify, defend and hold Tenant harmless against and from any claims for any brokerage commissions or finder's fees by persons claiming under Landlord, and all costs, expenses and liabilities incurred in connection with such claims, including attorneys' fees.



                                 ARTICLE XXIII

                            CONDITIONAL LIMITATIONS
                            -----------------------

  SECTION 23.1.  CONDITIONAL LIMITATIONS.  This Lease and the Lease Term and
                 -----------------------
  estate hereby granted are subject to the limitation that if any of the following (each a "Conditional Limitation") shall occur, Landlord may, at any time thereafter, give a written notice to Tenant stating that this Lease and the Lease Term and estate hereby granted shall automatically expire and terminate on the date specified in such notice, which date shall be twenty
  (20) days after the giving of such notice, and upon the expiration of such twenty (20) day period this Lease and the Lease Term and estate hereby granted shall automatically expire and terminate as if the last day of such twenty (20) day period were the Expiration Date herein definitely fixed, and Tenant immediately shall quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in this Article XXIII.

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                                                                  EXECUTION COPY

       23.1.1  [INTENTIONALLY OMITTED]
               -----------------------

       23.1.2  FAILURE TO PAY RENT.  Any failure by Tenant to pay Base Rent or
               -------------------
  Additional Rent when due and such failure shall continue for ten (10) days after notice thereof by Landlord to Tenant.

       23.1.3  [INTENTIONALLY OMITTED]
               -----------------------

       23.1.4  FAILURE TO PERFORM UNDER THIS LEASE.  The failure by Tenant to
               -----------------------------------
  observe and perform any other provisions of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the
                                                --------  -------
  nature of such default is such that it cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant within that period commences to cure the default and thereafter diligently proceeds to completion within a reasonable time; and provided further, that if
                                                   --------------------
  such failure by Tenant would constitute a default under the Ground Lease, Tenant shall have five (5) days after receipt of notice of default from the Port Authority to cure such default (except where cure of not such default requires more than five (5) days, Tenant shall not be deemed to be in default if Tenant commences to cure the default within five (5) days and thereafter diligently proceeds to completion within a reasonable time).

       23.1.5  [INTENTIONALLY OMITTED]
               -----------------------

       23.1.6  ADMISSION OF INABILITY TO PAY DEBTS.  Tenant shall be unable to,
               -----------------------------------
  or shall admit in writing its inability to, pay its debts as they become due.

       23.1.7  VOLUNTARY PROCEEDING.  Tenant shall commence any case, proceeding
               --------------------
  or other action (x) seeking relief on its behalf as debtor, or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (y) seeking appointment of a receiver, trustee, custodian or other similar official for it or for any part of its property.

       23.1.8  GENERAL ASSIGNMENT.  Tenant shall make a general assignment for
               ------------------
  the benefit of creditors.

       23.1.9  INVOLUNTARY PROCEEDING.  Any case, proceeding or other action
               ----------------------
  shall be commenced against Tenant (x) seeking to enter an order against Tenant as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (y) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any part of its property, which either results in the entry of such an order, adjudication of bankruptcy or insolvency or such an appointment or the entry of any other order having a similar effect or remains undismissed for a period of sixty
  (60) days.

       23.1.10  APPOINTMENT OF TRUSTEE.  A trustee, receiver, custodian or other
                ----------------------
  similar

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                                                                  EXECUTION COPY

  official is appointed for any substantial part of the assets of Tenant which appointment is not vacated or effectively stayed within seven (7) business days.

       23.1.11  TENANT'S ACQUIESCENCE.  Tenant shall consent to or acquiesce in,
                ---------------------
  any of the acts set forth in Section 23.1.9 or 23.1.10.

       23.1.12  [INTENTIONALLY OMITTED]
                -----------------------

       23.1.13  Waste.  The committing of waste on the Premises.
                -----

       23.1.14  HYPOTHECATION OR ASSIGNMENT.  The hypothecation or assignment of
                ---------------------------
  this Lease or subletting of the Premises, or attempts at such actions, in violation of Article XIX.

       23.1.15  SERVICE OF NOTICE.  The service by Landlord of a three-day
                -----------------
  notice under Section 711 of the New York Real Property Actions and Proceedings Law more than once during each of any two (2) consecutive Lease Years of this Lease.

       23.1.16  RENT DELAYS.  Payment of Base Rent or Additional Rent more than
                -----------
  ten (10) days after notice on two (2) or more occasions during each of any two
  (2) consecutive Lease Years of this Lease.

       23.1.17  LEGAL PROCESS.  If Landlord, on two (2) or more occasions,
                -------------
  institutes legal proceedings to recover possession of the Premises from Tenant on account of defaults.

  SECTION 23.2  TERMINATION.  Upon the occurrence of any Conditional Limitation,
                -----------
  Landlord shall have the separate and independent right to re-enter the Premises and to remove Tenant by summary dispossess proceeding or other lawful process. Notwithstanding anything to the contrary contained herein, if the expiration and termination of the Lease Term shall be stayed by operation of law or by order of any court having jurisdiction over any proceeding described in Section 23.1 or if the trustee appointed in any such proceeding or Tenant or Tenant as debtor-in-possession shall fail to assume Tenant's obligations under this Lease within the period prescribed by law for such assumption or within one hundred twenty (120) days after entry of the order for relief or within any other period allowed by the court, or if said trustee or Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises; then, following the lifting of any such stay, this Lease shall automatically expire and terminate five (5) days after the lifting of such stay.

  SECTION 23.3  REMEDIES AND DAMAGES.
                --------------------

       23.3.1  SURRENDER AND RE-ENTRY.  If this Lease shall automatically expire
               ----------------------
  or terminate pursuant to Section 23.1, or if this Lease shall otherwise expire or be terminated or if Landlord shall re-enter or Tenant be removed from possession of the Premises:

       (i) Tenant shall immediately quit and peacefully surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such default or after the date upon which this Lease and the Lease Term shall expire, re-enter and repossess the Premises, without notice, either by summary proceedings or otherwise. In the event of any such re-entry, Landlord shall have the right, with or without terminating this Lease, to remove all persons and property

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                                                                  EXECUTION COPY

  from the Premises; the removed property may be stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

       (ii) Landlord, at Landlord's option, may relet the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine; provided, however, that Landlord shall have no obligation to relet
             --------
  the Premises and shall in no event be liable for refusal or failure to relet the Premises or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect any such liability. Landlord may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

       23.3.2  TENANT'S WAIVER OF NOTICE AND REDEMPTION.  Tenant hereby waives
               ----------------------------------------
  the service of any notice of intention to re-enter (which waiver shall not constitute a waiver of any other notice required to be given to Tenant pursuant to the terms of this Lease). Tenant does further hereby waive all rights of Tenant to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by a judgment or by warrant of any court or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this Lease and the Lease Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The terms "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

       23.3.3  DAMAGES.  If this Lease and the Lease Term shall expire as
               -------
  provided in Section 23.1 or 23.2 hereof or by or under any summary proceeding or any other proceeding, or if Landlord shall re-enter the Premises, then, in any of said events:

       (i) Tenant shall pay to Landlord all Base Rent and Additional Rent to the date upon which this Lease and the Lease Term shall have expired or to the date of re-entry upon the Premises by Landlord, as the case may be;

       (ii) Tenant also shall pay to Landlord, as damages, any deficiency (a "Deficiency") between the Rents for the period that otherwise would have constituted the unexpired portion of the Lease Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of Section 23.3.1(ii) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease, Landlord's re-entry upon the Premises and such reletting including all repossession costs, brokerage commissions, attorneys' fees and disbursements, alteration costs an other expenses of preparing the Premises for such reletting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Base Rent, and Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

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                                                                  EXECUTION COPY

       (iii) whether or not Landlord shall have collected any monthly Deficiency as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, within thirty (30) days after demand, in lieu of any further Deficiency as and for liquidated damages, a sum equal to the amount by which the Rents for the period that otherwise would have constituted the unexpired portion of the Lease Term exceeds the then fair market rental value of the Premises for the same period, both discounted to present value at the rate of four per cent (4%) per annum less the aggregate amount of Deficiencies theretofore collected by Landlord for the same period; if, before presentation of proof of such liquidated damages to any court or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Lease Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair market rental value for the part of the
          -----------
  Premises so relet during the term of the reletting.

       23.3.4  RENTS FROM RELETTING.  If the Premises shall be relet together
               --------------------
  with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Section 23.3. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Base Rent reserved in this Lease. Nothing contained in this Article XXIII shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by applicable law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 23.3.

       23.3.5  MONIES RECEIVED.  Any monies received by Landlord from or on
               ---------------
  behalf of Tenant during the pendency of any proceedings between Landlord and Tenant shall be deemed paid as compensation for the use and occupation of the Premises, and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rents or a waiver on the part of Landlord of any rights hereunder.

       23.3.6  EQUITABLE REMEDIES.  In the event of a breach or threatened
               ------------------
  breach by Tenant of any of the provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided.

  SECTION 23.4  WAIVER OF TRIAL BY JURY; TENANT NOT TO COUNTERCLAIM.  Landlord
                ---------------------------------------------------
  and Tenant each waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on any matters not relating to personal injury or property damage but otherwise arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises. Tenant shall not interpose any counterclaim in a summary proceeding or in any action based on nonpayment of Rents or on Tenant's holding over after expiration of the Lease Term or on any matter relating to the foregoing unless the failure of Tenant to interpose such counterclaim would result in the forfeiture or waiver of any claim raised therein.

  SECTION 23.5  NO HOLDOVER BY TENANT.  Tenant waives any rights under Section
                ---------------------
  2201 of the New York Civil Practice Law and Rules in connection with any holdover proceedings which Landlord may properly institute against Tenant. If the Premises shall not be surrendered within thirty (30) days the termination of this Lease, Tenant hereby indemnifies Landlord against loss, cost, injury, damage, claim, expense, or liability (including but not limited to attorneys' fees and

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                                                                  EXECUTION COPY

  disbursements) resulting from delay by Tenant in so surrendering the Premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay.

  SECTION 23.6  LANDLORD'S RIGHT TO CURE DEFAULTS.  Landlord may, but shall not
                ---------------------------------
  be obligated to, cure any default by Tenant under this Lease, at any time after expiration of any applicable cure period, without notice; and whenever Landlord so elects, all costs and expenses incurred by Landlord in curing any such default, including, without limitation, reasonable attorneys' fees and disbursements, together with interest on the amount of costs and expenses so incurred at the Interest Rate, shall be paid by Tenant to Landlord within thirty (30) days after demand, as Additional Rent.

  SECTION 23.7.  EFFECTS OF WAIVERS OF DEFAULT; NO OTHER WAIVER.  No consent or
                 ----------------------------------------------
  waiver, express or implied, by Tenant or Landlord to or of any breach of any obligation of the other party shall be construed as a consent or waiver to or of any other breach of the same or any other obligation. The failure of Landlord or Tenant at any time to insist upon the strict performance of any obligation of the other party under this Lease or to exercise any right or remedy herein contained, shall not be construed as a waiver or relinquishment of the performance of such obligation or of the right to exercise any right or remedy in the future. The following specific provision shall not limit the generality of the provisions of this Section 23.7. The receipt or acceptance by Landlord of Rents or the payment by Tenant of Rents with knowledge of a breach by the other party of any term of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of an amount less than the correct Rents shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any accompanying letter be deemed to effect or evidence an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other rights of Landlord.

  SECTION 23.8  ELECTION TO TERMINATE.  No re-entry or taking possession of the
                ---------------------
  Premises by Landlord shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

  SECTION 23.9  REMEDIES NOT EXCLUSIVE.  The rights and remedies of Landlord
                ----------------------
  provided in this Lease for a default by Tenant are cumulative and not exclusive, and the exercise by Landlord of any right or remedy it may have shall not preclude the concurrent or subsequent exercise of any other right or remedy it may have pursuant to this Lease, at law or in equity.

  SECTION 23.10  PAYMENT OF LANDLORD'S EXPENSES.  Any expenses incurred by
                 ------------------------------
  Landlord in connection with any performance by it for the account of Tenant, and all costs and expenses, including reasonable attorneys' fees (whether or not legal proceedings are instituted), involved in collecting Rents or enforcing the obligations of Tenant under this Lease, including the cost and expense of instituting and prosecuting legal proceedings or recovering possession of the Premises after default by Tenant or upon expiration or sooner termination of this Lease, shall be due and payable by Tenant, within thirty (30) days after demand, as Additional Rent.

                                                                  EXECUTION COPY


                                  ARTICLE XXIV

                                 MISCELLANEOUS
                                 -------------

  SECTION 24.1  NO RECORDING OF LEASE.  Neither Landlord nor Tenant shall record
                ---------------------
  this Lease or any memorandum thereof.

  SECTION 24.2  ENTIRE AGREEMENT.  This Lease contains all of the agreements and
                ----------------
  understandings related to the leasing of the Premises and the respective obligations of Landlord and Tenant in connection therewith. All prior agreements and understandings between the parties have merged into this Lease, which alone fully and completely expresses the agreement of the parties.

  SECTION 24.3  AMENDMENTS.  No agreement shall be effective to amend, change,
                ----------
  modify, waive, release, discharge, terminate or effect an amendment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by Landlord and Tenant. Modifications to this Lease will not be binding upon the Port Authority or any other Superior Lessor or Superior Mortgagee who has a right to approve modifications hereto under its Superior Lease or Superior Mortgage unless approved by the Port Authority or by the other Superior Lessor or Superior Mortgagee.

  SECTION 24.4  SUCCESSORS.  Except as otherwise expressly provided herein, the
                ----------
  obligations of this Lease shall bind and benefit the successors and assigns of the parties hereto; provided, however, that no assignment, sublease or other
                      --------  -------
  transfer in violation of the provisions of Article XIX shall operate to vest any rights in any putative assignee, sublessee or transferee of Tenant.

  SECTION 24.5  FORCE MAJEURE.  Tenant and Landlord shall have no liability
                -------------
  whatsoever to the other on account of the inability of Tenant or Landlord to fulfill, or delay in fulfilling, any of their respective obligations (excluding obligations to pay money) under this Lease by reason of any strike, lockout or other Labor Condition; inability to obtain labor, materials, coal, oil, or other suitable fuel or reasonable substitutes therefor or the failure of the supply of any thereof; acts of God, fire or other casualty; governmental preemption of priorities or other controls in connection with a public emergency; governmental restrictions or requirements of law; enemy or hostile governmental action; civil commotion; or any other cause, whether similar or dissimilar to the above, beyond Tenant's or Landlord's reasonable control. (The foregoing events are collectively referred to as "Force Majeure".) If this Lease specifies a time period for performance of an obligation of Tenant or Landlord, that time period shall be extended by the period of any delay in Tenant's or Landlord's performance caused by any of the events of Force Majeure.

  SECTION 24.6  POST-TERMINATION OBLIGATIONS.  Upon the expiration of the Lease
                ----------------------------
  Term or earlier termination of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as by their nature or under the circumstances can only be, or by the provisions of this Lease, may be, performed after such expiration or earlier termination. However, any liability for a payment of Rents or indemnity shall survive the expiration of the Lease Term or earlier termination of this Lease.

  SECTION 24.7  CONSTRUCTION ON ADJACENT PREMISES.  If any excavation or other
                ---------------------------------

                                                                  EXECUTION COPY

  construction shall be made on any premises adjoining or above or below the Building, Tenant shall permit Landlord, the Port Authority or the adjoining owner, and their respective agents, employees, licensees and contractors to
  enter upon the Premises and to shore the walls   thereof and to erect
  scaffolding and/or protective barricades around the Building (but not so as to preclude entry thereto) and to do any act or thing necessary for the safety or preservation of the Building. Tenant's obligations under this Lease shall not be affected by any such construction or excavation work, shoring-up, scaffolding or barricading. Landlord shall not be liable in any case for any inconvenience, disturbance, loss of business or any other annoyance arising from such construction, excavation, shoring-up, scaffolding or barricades, but if Landlord is performing such work, Landlord shall use its best efforts so that the work will cause as little inconvenience, annoyance and disturbance to Tenant as possible, consistent with accepted construction practice in the vicinity, so that such work shall be expeditiously completed.

  SECTION 24.8  NO REPRESENTATIONS BY LANDLORD.  Landlord and Landlord's agents
                ------------------------------
  have made no representations, warranties or promises whatsoever with respect to the Premises, the Building and the Teleport, except as expressly set forth herein, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein. Tenant represents and warrants that it has thoroughly inspected the Premises and is fully familiar with the Premises.

  SECTION 24.9  LANDLORD'S CONSENT.  All references in this Lease to the consent
                ------------------
  or approval of Landlord shall be deemed to mean the written consent or approval of Landlord, and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is in writing.

  SECTION 24.10  INTERPRETATION.
                 --------------

       24.10.1  GOVERNING LAW.  Irrespective of the place of execution or
                -------------
  performance, this Lease shall be governed by and construed in accordance with the laws of the State of New York.

       24.10.2  INVALIDITY.  If any provision of this Lease or the application
                ----------
  thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Lease and the application of that provision to other Persons or circumstances shall not be affected but rather shall be enforced to the fullest extent permitted by law.

       24.10.3  CAPTIONS.  The Table of Contents, captions, headings and titles
                --------
  of this Lease are solely for convenience of reference and shall not affect its interpretation.

       24.10.4  PRESUMPTIONS.  This Lease shall be construed without regard to
                ------------
  any presumption or other rule requiring construction against the party drafting a document. It shall be construed neither for nor against Landlord or Tenant, but shall be given a reasonable interpretation in accordance with the plain meaning of its terms and the intent of the parties.

       24.10.5  INDEPENDENT COVENANTS.  Each covenant, agreement, obligation or
                ---------------------
  other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease.

                                                                  EXECUTION COPY

       24.10.6  NUMBER AND GENDER.  All terms and words used in this Lease,
                -----------------
  regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

       24.10.7  EXHIBITS.  All exhibits, schedules and riders appended to this
                --------
  Lease are incorporated herein and by this reference made a part hereof.

  SECTION 24.11  JOINT AND SEVERAL LIABILITY.  If, at any time during the Lease
                 ---------------------------
  Term, Tenant comprises more than one person, all such persons shall be jointly and severally liable for payment of Rents and for performance of every obligation of Tenant under this Lease.

  SECTION 24.12  SUBMISSION OF LEASE.  The submission of this Lease by Tenant or
                 -------------------
  Landlord or by Landlord to Tenant for review or signature does not constitute an offer by or to Tenant to lease the Premises or the granting of an option to do so. This instrument shall have no binding force or effect until its execution and delivery by both Landlord and Tenant.

  SECTION 24.13  NOTICES FROM ONE PARTY TO THE OTHER.  Any notice or demand from
                 -----------------------------------
  Landlord to Tenant or from Tenant to Landlord shall be in writing and shall be deemed duly served if personally delivered, sent by a nationally recognized courier service, or mailed by registered or certified mail, return receipt requested, addressed, if to Tenant, at the Premises or such other address as Tenant shall have last designated by notice in writing to Landlord and, if to Landlord, to the Address of Landlord or at such other address as Landlord shall have last designated by notice in writing to Tenant. Notices to the Port Authority shall be delivered to the Executive Director at One World Trade Center, New York, New York 10048 or to such other address as the Port Authority may hereafter designate. Notices shall be deemed received and served when personally delivered or upon receipt if mailed or sent by a courier service.

  SECTION 24.14  PARTNERSHIP TENANT.  If Tenant is a partnership (or is
                 ------------------
  comprised of two (2) or more Persons, individually or as partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more Persons, individually or as partners of a partnership) in a manner permitted under Article XIX (any such partnership and such Persons are referred to as "Partnership Tenant"), the following provisions shall apply to such Partnership Tenant: (a) the liability of each of the parties comprising Partnership Tenant shall be joint and several; (b) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by (i) any written instrument which may hereafter be executed by Partnership Tenant or any successor partnership, changing, modifying, extending or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, and (ii) any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant; (c) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of such parties shall be binding upon Partnership Tenant and all such parties; (d) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed joint and several liability for the performance of all of the provisions of this Lease on Tenant's part to be observed and performed from and after the date of their admission to Partnership Tenant; and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume joint and several liability for the performance of all the

                                                                  EXECUTION COPY

  provisions of this Lease on Tenant's part to be observed and performed from and after the date of their admission to Partnership Tenant, but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of clause (d) of this Section 24.14.

  SECTION 24.15  PORT AUTHORITY'S IMMUNITY.  No immunity or exemption (actual,
                 -------------------------
  alleged or imputed) of the Port Authority from any law or other requirement shall excuse compliance, or be grounds for noncompliance, therewith by Tenant.

  SECTION 24.16  NO DISCRIMINATION.  Tenant shall treat all employees and
                 -----------------
  applicants for employment at the Premises without unlawful discrimination as to race, creed, color, national origin, sex, age, handicap, marital status, sexual orientation or affectional preference in all employment divisions, including but not limited to recruitment, hiring, compensation, training and apprenticeship, promotion, upgrading, demotion, downgrading, transfer, lay-off, and termination, and all other terms and conditions of employment except as provided by law, and shall state in all solicitations for employment at the Premises that all qualified applicants will receive consideration for employment without regard to race, color, religion, national origin, sex, sexual orientation or affectional preference.

            IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease as of the day and year first above written.

  LANDLORD: TELEHOUSE INTERNATIONAL CORPORATION of America, a Delaware corporation


            By:  /s/ Yasuhiro Shintani
                 __________________________
            Name:  Yasuhiro Shintani
            Title:  President


  TENANT:   theglobe.com, a Delaware corporation



            By:  /s/ Vance Huntley
                 __________________________
            Name:  Vance Huntley
            Title:  Director of Technology

  Attachments:

  EXHIBIT A  Floor Plans
  EXHIBIT B  Special Site Fitout
  EXHIBIT C  TELEHOUSE Tenant Cleaning Specifications
  EXHIBIT D  Rules and Regulations
  EXHIBIT E  Excessive Electricity
  EXHIBIT F  Appurtenant Facilities
  EXHIBIT Z  Consent Agreement

                                                                  EXECUTION COPY

                                  EXHIBIT "A"
                                  ----------


                                  FLOOR PLANS
                                  -----------






                                 [Floor Plan]



SITE E - theglobe.com

   TELEHOUSE CENTER
       THIRD FLOOR

                                      8/98

                                                                  EXECUTION COPY


                                  EXHIBIT "A"
                                  ----------

                                  FLOOR PLANS
                                  -----------


                                 [Floor Plan]






                                                        theglobe.com
                                                           SITE E
                                                TELEHOUSE CENTER 2,895 USF

                                                                  EXECUTION COPY

                                  EXHIBIT "B"
                                  ----------

                              SPECIAL SITE FITOUT
                              -------------------

        In connection with the Lease to which this Exhibit B is attached, Landlord has performed certain work ("SPECIAL SITE FITOUT") in the Premises as hereinafter set forth. Capitalized terms used in this Exhibit without definition shall have the respective meanings ascribed to them in the Lease.

        1. Description of Work. Landlord has provided the following
           -------------------
modifications to the standard site buildout as described in Section 2.3:

I. Chairs and desks in support room (as is) with critical power and power strips.

II. Power distribution: two 20 amp circuits each with one L5-20R IG receptacle for 32 cabinet positions.

III.    Subfloor panels for telecommunications cab ling

IV.     Floor tile cutouts for 32 cabinets.

V.      Open relay rack with four shelves.

        2. Tenant's Cost. Tenant shall be responsible for payment of the actual
           -------------
cost of the Special Fitout work, including both subcontracted work and work performed by Landlord's own staff at a one time cost of $22,875.00 plus applicable sales tax.

        3.  Payments. All amounts payable by Tenant to Landlord pursuant to this
            --------
Exhibit B shall be paid by Tenant upon completion of all Special Fitout Work and within thirty (30) days after Landlord has rendered an invoice therefor to Tenant.



                                      B-1


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                                                                  EXECUTION COPY

                                  EXHIBIT "C"
                                  ----------

                   TELEHOUSE TENANT CLEANING SPECIFICATIONS
                   ----------------------------------------


There Shall Be No Cleaning In the Computer Room. The Following Cleaning Specifications Apply Only To The Office Space In the Premises And To The Common Areas.

A.   General Cleaning - 5 Nights Per Week - Monday through Friday Inclusive:
     ----------------------------------------------------------------------

     1. Basic Service -- Common Areas
        -----------------------------

        a.      Empty and damp wipe all ashtrays and smoking urns.

        b. Empty and dust wipe all trash receptacles. Replace liner three times per week.

        c. Dust all areas up to six feet in height. Including window sills, walls, ledges, chairs, desks, tables, baseboard, file cabinets, radiators, pictures and all office furniture.

        d.      Damp wipe all glass top desks and tables.

        e. Damp wipe spillage on all furniture, including lounge and cafeteria areas.

        f. Sweep with treated cloths all composition tile flooring and remove any spillage.

        g.      Vacuum or wash rubber mats as necessary

        h.      Vacuum all carpeted areas and remove spots (when possible).

        i. Remove fingermarks where possible from painted wall partitions, doors and glass partitions.

        j. Clean interior surfaces of elevator cabs and wash composition tile flooring, or vacuum carpet.

        k. Wash clean water fountains and coolers, emptying waste water as necessary.

        l. Remove fingermarks and smudges from entrance doors and partition glass surfaces.

        m.      Sweep public stairwells and dust wipe rails.


        2.   Basic Services -- Office Areas
             ------------------------------

             a.      Vacuum office area.

             b. Empty and dust wipe all desk waste receptacles. Replace liners three times per week.

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                                                                  EXECUTION COPY

                c. Empty and remove all computer waste paper from receptacles.

                d.      Damp mop raised tile floor (not wet).

                e. Remove scuff marks and spillage from raised tile flooring walls and columns.

                f. Remove finger marks and smudges from partition glass surfaces.

                g. Dust wipe with treated cloths all manner of office furniture, i.e. desks, chairs, cabinets, credenzas, etc.

          3.   Basic Service -- Lavatories
               ---------------------------
                a. Wash and dry all bowls, seats, urinals, washbasins and mirrors.

                b.   Empty paper towel and sanitary napkin disposal receptacles.

                c. Damp wipe exterior of waste cans and dispensing units. Replace plastic liners.

                d.   Sweep and wash floors with disinfectant.

                e.   Dust all sills, partitions and ledges.

                f.   Insert toilet tissue, toweling and soap in dispensers.

B.      Common Area Cleaning Service -- Three Nights Per Week.
        -----------------------------------------------------

               a. Clean all food equipment in cafeteria, beverage machines, etc.

C.      Common Area Cleaning Service -- One Night Per Week
        --------------------------------------------------

               a.   Clean passenger elevator saddles.

               b.   Clean interior partition glass.

               c.   Wash public stairs.

D.      Common Area Cleaning Service -- Twice a Month
        ---------------------------------------------

               a.   Replace sand in smoking urns.

E.      Common Area Cleaning Service -- Monthly
        ---------------------------------------

               a.   Wash booth partitions in lavatories.

               b.   Wash tile walls in lavatories.

                                                                  EXECUTION COPY


               c. Wash interior of waste cans and sanitary disposal containers in lavatories.

               d.   Clean freight elevator saddles.

F.   Common Area Cleaning Service -- Quarterly
     -----------------------------------------

               a. High dust all walls, ledges, pictures and all areas not reached in normal nightly cleaning.

G.   Cleaning Service -- Semi-Annually
     ---------------------------------

               a.   Dust venetian blinds.

H.   Cleaning Service -- Annually
     ----------------------------

                a.   Bonnet shampoo all carpets in office areas.

                                                                  EXECUTION COPY

                                  EXHIBIT "D"
                                  ----------

                             RULES AND REGULATIONS
                             ---------------------

        1. The sidewalks, areas, entrances, vestibules, passages, corridors, halls, elevators and stairways shall not be encumbered nor obstructed by any of the tenants, their agents, clerks, servants or visitors, or be used by them for any other purpose than for ingress and egress to and from their respective premises. Landlord reserves the right to restrict and regulate the use of aforementioned public areas of the Building by the tenants, their employees, guests, contractors and customers and by persons making deliveries to tenants, including but not limited to the right to allocate certain elevators for delivery service, and the right to designate which building entrances shall be used by persons making deliveries in the Building.

        2. The doors, skylights, and windows that reflect or admit light into passageways or into any place in the Building shall not be covered or obstructed by any tenant.

        3. The water-closets, wash-closets, urinals and other water apparatus shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, ashes, chemicals, refuse from electric batteries, or other substances shall be thrown therein. No tenant shall lay linoleum or other similar floor covering so that the same shall come in direct contact with the floor covering of its premises, and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive material being expressly prohibited.

         4. No tenant shall mark, paint, drill into, drive nails into, or in any way mutilate or deface any walls, ceilings, partitions, floors, wood, stone or iron work of the Building.

         5. Each tenant may display one company sign on the exterior door of its premises. No other display may be made on any windows or doors or on any other part of the outside or the inside of the Building, without the prior consent in writing of the Port Authority and Landlord or its agents. Landlord will name painters who must be employed for all sign painting and other painting, at the expense of Tenant.

         6. No tenant shall do anything or permit anything to be done, in its premises, or bring or keep anything therein, that will in any way obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or those having business with them. Tenants, their agents, clerks, servants or visitors, shall not make or cause any improper noises in the Building, or interfere in any way with other tenants, or those having business with them.

         7. No freight, furniture, or bulky matter of any description will be received into the Building, or carried up or down, except during hours and in the manner designated by Landlord, which may involve overtime work for Landlord's employees. Tenants shall reimburse Landlord for extra costs incurred by Landlord including but not limited to the cost of such overtime work. The moving of safes shall occur at such times as Landlord shall designate upon previous notice to Landlord or Landlord's agent; and the persons employed to move the safes in and out of the Building must be acceptable to Landlord.

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                                                                  EXECUTION COPY

        8. Tenants shall not install any locks or bolts on any doors nor make any changes in existing locks. Each tenant must, upon the termination of the tenancy, restore to Landlord all the keys of offices, rooms and toilet-rooms which shall have been furnished the tenant or which the tenant shall have had made and in the event of loss of any keys so furnished shall pay Landlord therefor.

        9. Nothing shall be swept or thrown by the tenants or by their agents, clerks, servants or visitors into the corridors, halls, stairways, elevators, or light shafts, or upon the skylights of the Building, or into or upon any heating or ventilating registers, or plumbing apparatus in the Building, or upon adjoining buildings or upon the street. No awnings or other projections shall be attached to the outside walls of the Building.

        10.  No animals or birds shall be kept in or about the premises.

        11. Tenants shall not bring into the Building or keep to use in the Building any gasoline, kerosene, camphene, burning fluid, or other inflammable, combustible or explosive fluid, chemical or substance.

        12. No tenant shall cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the premises. No tenant shall install or permit the installation or use of any machine dispensing goods for sale, including without limitation foods, beverages, cigarettes or cigars; or permit the delivery of any food or beverage to the premises. No food or beverages shall be carried in the public halls and elevators of the Building except in closed containers.

        13. Tenants shall not obtain any towel supply service or ice service except from Persons approved by Landlord, nor obtain drinking water for delivery on the premises from any source. Canvassing, peddling and soliciting are prohibited in the Building and each tenant shall cooperate to prevent the same.

        14. Telegraph, telephone and other wires and instruments shall not be introduced by Tenant without previous notice to Landlord and with its reasonable approval.

        15. Landlord reserves the right to exclude from the Building between the hours of 6:00 o'clock p.m. and 8:00 o'clock a.m. on weekdays, between the hours of 1:00 o'clock p.m. and 8:00 o'clock a.m. on Saturdays and at all hours on Sundays and legal holidays all Persons who do not present a pass to the Building signed by Landlord or Landlord's agent. Landlord or its agent will furnish passes to Persons for whom any tenant requests same in writing. Each tenant shall be responsible for all Persons for whom he requests such pass and shall be liable to Landlord for all acts of such Persons. Landlord may require all such Persons to sign a register on entering and leaving the Building.

        16. Landlord shall not be responsible to any tenant for the non-observance or violation of these rules and regulations by any other tenant.

        17. Landlord may from time to time adopt additional systems and procedures to improve the security or safety of the Building, any persons occupying, using or entering the same, or any equipment, finishings or contents thereof, and Tenant shall comply with Landlord's reasonable requirements relative thereto.

                                                                  EXECUTION COPY

        18. Tenant shall conduct all aspects of its operations so as to preserve labor harmony and to insure that the security and operations of the Building shall not be disrupted.

        19. No tenant shall use the passenger elevators for the hauling and removal of materials or debris and same shall be done only after business hours and only via the Building freight elevator.

        20. Landlord reserves the right to rescind, alter, waive or add, as to one or more or all tenants, any rule or regulation at any time prescribed for the Building when, in the judgment of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any rule or regulation in respect of one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

                                                                  EXECUTION COPY


                                  EXHIBIT "E"
                                  ----------

                             EXCESSIVE ELECTRICITY
                             ---------------------


The following is the charging schedule for consumption of electrical power in excess of standard consumption which is 40 Volt-Amps per square foot of Useable Area. For consumption over 100 VA/usf, the same method of calculation for the lesser consumption will be applied.


        VA/usf                  $/YEAR/RENTABLE SQUARE FEET
        ------                  ---------------------------

        0- 40                           0.00
        41-45                           5.00
        46-50                          10.00
        51-55                          15.00
        56-60                          20.00
        61-70                          25.00
        71-80                          35.00
        81-90                          45.00
        91-100                         55.00

                                                                  EXECUTION COPY

                                  EXHIBIT "F"
                                  ----------

                            APPURTENANT FACILITIES
                            ----------------------

Tenant has the benefit of using, in addition to the Premises, the following facilities (the "Appurtenant Facilities"), subject to payment of Landlord's standard reasonable charge for such use, if any.

          -    Guest receiving room

          -    Conference room

          -    Lounge

          -    Food/drink vending area

          -    Private rest facility with bed








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

                                                                  EXECUTION COPY
                                  EXHIBIT "Z"
                                  ----------

                               CONSENT AGREEMENT
                               -----------------


Port Authority Lease No. TP-004
(said Lease being dated as of August 9, 1988)



                THIS AGREEMENT, made as of April 12, 1993 by and among THE PORT AUTHORITY OF NEW YORK AND NEW JERSEY (hereinafter called "the Port Authority"), a body of corporate and politic, created by Compact between the States of New Jersey and New York, with the consent of the Congress of the United States of America and having an office at One World Trade Center, in the Borough of Manhattan, City, County and State of New York, and TELEHOUSE International Corporation of America (hereinafter called "the Lessee"), and theglobe.com (hereinafter called "the Space Lessee), whose representative is Vance Huntley.

                WITNESSETH, that:

                WHEREAS, the Port Authority and the Lessee have heretofore entered into an agreement dated August 9, 1988 (which agreement, as the same has been or may hereafter be supplemented and amended, is hereinafter called "the Main Lease" covering the construction and operation of an office building or buildings at the Teleport (located in a portion of the Staten Island Industrial Park leased by the City of New York to the Port Authority and hereinafter called "the Facility"); and

                WHEREAS, pursuant to and in accordance with the terms of the Main Lease, the Lessee proposes as of the effective date hereof to enter into a lease with the Space Lessee dated September 1, 1998 a copy of which is attached hereto, made a part hereof and hereafter called "the Space Lease", subject to the consent of the Port Authority and the execution of a Consent Agreement by and among the Lessee, the Space Lessee and the Port Authority;

                NOW, THEREFORE, for and in consideration of the covenants and mutual agreements herein contained, the Port Authority, the Lessee and the Space Lessee hereby agree effective as of September 1, 1998, as follows:

        1. On the terms and conditions hereinafter set forth, the Port Authority consents to the Space Lease.

        2. The Space Lease shall terminate, without notice to the Space Lessee, on the day preceding the date of expiration or earlier termination of the Main Lease, or on such earlier date as the Lessee and the Space Lessee may agree upon. The Space Lessee shall quit the space covered by the Space Lease and remove its property for which it is responsible therefrom on or before the termination of the Space Lease.

        3. Neither this Consent Agreement, or anything contained herein nor the consent granted hereunder shall constitute or be deemed to constitute a consent to nor shall they create an implication that there has been consent to any enlargement or change in the rights, powers and privileges granted to the Lessee under the Main Lease, nor consent to the granting of any rights or privileges to the Space Lessee as may be provided by the Space Lease if not granted to the Lessee under the Main Lease. The Space Lease is an agreement between the Lessee and the Space Lessee with respect to the various matters set forth

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                                                                  EXECUTION COPY



therein. Neither this Consent nor anything contained herein nor the consent granted hereunder shall constitute an agreement between the Port Authority and the Lessee that the provisions of the Space Lease shall apply and pertain as between the Lessee and the Port Authority, it being understood that the terms, conditions and agreements of the Main Lease shall, in all respects, be controlling and determinative. The specific mention of or reference to the Port Authority in any part of the Space Lease, including without limitation thereto, any mention of any consent or approval of the Port Authority now or hereafter to be obtained, shall not be or be deemed to create an inference that the Port Authority has granted its consent or approval thereto under this Consent Agreement or shall thereafter grant its consent or approval thereto or that the Port Authority's discretion pursuant to the Main Lease as to any such consents or approvals shall in any way be affected or impaired. The lack of any specific reference in any provisions of the Space Lease to Port Authority approval or consent shall not be deemed to imply that no such approval or consent is required and the Main Lease shall, in all respects, be controlling.

               No provision of the Space Lease, including, but not limited to, those imposing obligations on the Space Lessee with respect to laws, rules, regulations, taxes, assessments and liens shall be construed as a submission or admission by the Port Authority that the same could or does lawfully apply to the Port Authority, nor shall the existence of any provision of the Space Lease covering actions which shall or may be undertaken by the Space Lessee or the Lessee including, but not limited to, construction on the space covered by the Space Lease, be deemed to imply or infer that Port Authority consent or approval thereto pursuant to the Main Lease will be given or that Port Authority discretion with respect thereto will in any way be affected or impaired.

               4. The Space Lessee, in its operations under or in connection with the Space Lease and in its use of the space covered by the Space Lease, shall be subject to the applicable terms, provisions, covenants and conditions of the Main Lease. Without in any way affecting the obligations of the Lessee under the Main Lease and under this Consent Agreement, all acts and omissions of the Space Lessee shall be deemed acts and omissions of the Lessee under the Main Lease, but notwithstanding the foregoing, the Lessee shall not be or be deemed to be in default of the Main Lease to the extent that any of the foregoing shall constitute a breach thereof if, except for causes beyond the control of the Lessee, it shall have commenced to remedy said default within twenty (20) days after receipt of notice thereof from the Port Authority and continues diligently to pursue such remedy.

               5. The Space Lease shall not be changed, modified, discharged or extended except by written instrument duly executed by the parties thereto and only with the express written consent of the Port Authority. Without limiting the generality of the foregoing, the Space Lessee shall use the space covered by the Space Lease for the following purpose and for no other purpose or purposes whatsoever: Data processing and data, video and voice communications in connection with Space Lessee's Business, office space and incidental and usual activities compatible therewith and for no other purpose whatsoever.

               6. If the Lessee shall at any time be in default of its obligations under the Main Lease to make payments to the Port Authority, or if there shall occur at any time an event involving insolvency, bankruptcy, arrangement or reorganization of the Lessee which under the terms of the Main Lease would constitute an event the occurrence of which grants the Port Authority the right to terminate the Main Lease, and provided the same has not been cured within the time granted therefor, if any, under the Main Lease, the Space Lessee on demand of the Port Authority shall pay directly to the Port Authority any fee or other amount due to the Lessee. No such payment shall relieve the Lessee from any obligations under the Main Lease or under this Consent Agreement but all such payments shall be credited against the obligations of the Lessee and of the Space Lessee for each payment or part thereof.

               7. The granting of the consent hereunder by the Port Authority shall not be or be deemed to operate as a waiver of consent to any subsequent agreement with respect to the use or occupancy of space at the Facility (by the Lessee or by the Space Lessee) or to any assignment of the Main Lease or the Space Lease

                                                                  EXECUTION COPY

or of any rights under either of them, whether in whole or in part.

               8. In the event of any substantial default by the Space Lessee under any of the provisions of this Consent Agreement and said default has not been cured within thirty (30)days after the Port Authority has served a notice of such default upon the Lessee and the Space Lessee, the Port Authority shall have the right to revoke the consent granted hereunder upon thirty (30) days' written notice to the Lessee and the Space Lessee, but no such revocation shall be deemed to affect the Main Lease and the continuance thereof, it being understood, moreover, that the foregoing shall not be deemed to affect or limit any rights of the Port Authority under the Main Lease. In the event of the revocation of the consent hereunder as hereinabove provided, the Lessee shall immediately terminate the Space Lease.

               9. Reference herein to the Space Lessee shall mean and include the Space Lessee, its officers, agents, employees and also others using the space covered by the Space Lease or on the Facility with the consent of the Space Lessee.

               10. Neither the Commissioners of the Port Authority nor any of them, nor any officer, agent or employee thereof shall be held personally liable to the Lessee or to the Space Lessee under any term or provision of this Consent Agreement or because of its execution or because of any breach or alleged breach hereof.

                    IN WITNESS WHEREOF, the Port Authority, the Lessee and the Space Lessee have executed these presents.


                                                THE PORT AUTHORITY OF NEW YORK
                                                AND NEW JERSEY



ATTEST:                                         By:
       -------------------------                    --------------------------
                                                Name:
                                                Title:



                                                TELEHOUSE INTERNATIONAL CORP.
                                                OF AMERICA



ATTEST: /s/ Mike Richard                        By: /s/ Yasuhiro Shintani
       -------------------------                    --------------------------
                                                Name: Yasuhiro Shintani
                                                Title:  President



                                                theglobe.com


ATTEST:                                         By: /s/ Vance Huntley
       -------------------------                    --------------------------
                                                Name: Vance Huntley
                                                Title:  Dir. of Technology

STATE OF NEW YORK
                                ss.
COUNTY OF RICHMOND


On the 2nd day of September, 1998 before me personally came Yasuhiro Shintani to me known, who, being by me duly sworn, did depose and say that he resides at 150 West 56th St., Apt 4103, New York 10019; that he is the President of TELEHOUSE International Corporation of America, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.


                                                        /s/ Gisele Shields
                                                        ----------------------
                                                        Notary Public

                                               GISELE SHIELDS
                                       NOTARY PUBLIC, STATE OF NEW YORK
                                                NO. 01SH6010376
                                       QUALIFIED IN RICHMOND COUNTY
                                       COMMISSION EXPIRES JULY 19, 2000


STATE OF NEW YORK
                                ss.
COUNTY OF NEW YORK


On the 1st day of Sept., 1998 before me personally came Vance Huntley, to me known, who, being by me duly sworn, did depose and say that he resides at 132 E. 17 St., #51 New York, N.Y. 10003; that he is the Director of Technology of theglobe.com, one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of the said corporation.




                                                        /s/ Meena M. Gulati
                                                        -------------------
                                                        Notary Public

                                                MEENA M. GULATI
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                                NO. 31-5015872
                                          QUALIFIED IN NEW YORK COUNTY
                                      COMMISSION EXPIRES AUGUST 2, 1999


STATE OF NEW YORK
                                )
                                ) ss.:
COUNTY OF NEW YORK


        On the __ day of __________, 1993 before me personally came __________, to me known, who, being by me duly sworn, did depose and say that he resides at ___________________________; that he is the __________________ of the Port
Authority of New York and New Jersey, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that it was so affixed by order of the Board of Commissioners of said corporation; and that he signed his name thereto by like order.





                                                        ________________________
                                                        Notary Public